***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

Exhibit 10.1

LICENSE AGREEMENT

between

nektar tHERAPEUTICS

and

ELI LILLY AND COMPANY

This LICENSE AGREEMENT (this “Agreement”) is effective as of the HSR Clearance Date (the “Effective Date”) and is entered into by and between:

NEKTAR THERAPEUTICS, a Delaware corporation (“Nektar”), having a place of business at 455 Mission Bay Boulevard South, Suite 100, San Francisco, California 94158;

and

ELI LILLY AND COMPANY, an Indiana corporation (“Lilly”), having a place of business at Lilly Corporate Center, Indianapolis, Indiana 46285.

INTRODUCTION

A.

WHEREAS, Nektar has expertise in and is engaged in the research and development of potential pharmaceutical agents, which among other things, include Compounds that may be useful in the treatment of autoimmune diseases and other conditions, including the investigational compound known as NKTR-358, and further Proprietary experience in the development of PEG Reagents and the PEGylation of molecules.

B.	WHEREAS, Lilly is engaged in the research, development, marketing, manufacturing and distribution of pharmaceutical products for use in humans and animals.
C.

WHEREAS, the Parties desire to collaborate in the further development of one or more Compound products, which products, if successfully developed, would be commercialized by Lilly, all subject to the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing premises and the following mutual covenants and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

Article I

DEFINITIONS

1.1Interpretation.  In this Agreement, unless the context otherwise requires, a reference to:

(a)a paragraph, section, exhibit or schedule is a reference to a paragraph, section, exhibit or schedule to this Agreement;

License Agreement_Nektar_Eli Lilly_July 2017

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

(b)any document includes a reference to that document (and, where applicable, any of its provisions) as amended, novated, supplemented or replaced from time to time;

(c)a statute or other law includes regulations and other instruments under it and consolidations, amendments, re-enactments or replacements of any of them;

(d)the singular includes the plural and vice versa, except as it regards the definitions of Party and Parties;

(e)one sex includes the other;

(f)“written” and “in writing” include any means of reproducing words, figures or symbols in a tangible and visible form, including acknowledged email or facsimile;

(g)a month or year is a reference to a calendar month or Calendar Year, as the case may be;

(h)“include”, “includes” and “including” means including without limitation, or like expression unless otherwise specified, and “for example”, “e.g.”, “such as” and similar words or phrases are descriptive, not limiting;

(i)“conventional T-cells” and “effector T-cells” means and refers to the same type of T-cell;

(j)the official text of this Agreement and any attachments shall be in English, and any Notices given or accounts or statements for communication between the Parties will be in English and in the event of any dispute concerning the construction or interpretation of this Agreement, reference shall be made only to this Agreement as written in English and not to any other translation into any other language; and

(k)“useful” means, when referring to data, information or intellectual property being disclosed, provided or otherwise transferred in order to engage in development, manufacturing or commercialization activities hereunder, that such data, information or intellectual property: (i) is useful to such applicable activity as reasonably determined by the Party; (ii) has been used by the Party for the manufacture, use or sale of a Compound or Product in the Field; or (iii) included in the abstract, disclosure or claims of any Patent licensed hereunder.

“Action” has the meaning set forth in Section 8.2.

“Adverse Event” means any untoward medical occurrence in a patient or human clinical investigation subject administered a pharmaceutical product and which does not necessarily have a causal relationship with this treatment.

“Affiliate” means any Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with a Party. For purposes of this definition, “control”, when used with respect to any specified Person, shall mean (a) the direct or indirect ownership of more than fifty percent (50%) of the total voting power of securities or other evidences of ownership interest in such Person or (b) the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

License Agreement_Nektar_Eli Lilly_July 2017

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

“Agreement” has the meaning set forth in the Preamble.

“Alliance Manager” has the meaning set forth in Section 3.5.

“Biosimilar Product” has the meaning set forth in Section 6.4(d)(ii).

“BLA” means (a) a Biologic License Application submitted and filed with the United States Food and Drug Administration (or successor regulatory agency) necessary for approval of a drug or biologic in connection with the commercial sale or use of such drug or biologic in conformance with applicable laws and regulations in the United States or (b) the equivalent application submitted to another Regulatory Agency.

“Calendar Quarter” means each successive period of three months ending on March 31, June 30, September 30 and December 31 of each Calendar Year; provided, that the first Calendar Quarter under this Agreement will be the period beginning on the Effective Date and ending on the end of the Calendar Quarter in which the Effective Date is encompassed and the last Calendar Quarter of the Term will be the period beginning on March 31, June 30, September 30 or December 31, as applicable, and ending on the effective date of expiration or termination of this Agreement.

“Calendar Year” means each successive period of twelve (12) months commencing on January 1 and ending on December 31; provided, that the first Calendar Year under this Agreement will be the period beginning on the Effective Date and ending on the end of the Calendar Year in which the Effective Date is encompassed and the last Calendar Year of the Term will be the period beginning on January 1 and ending on the effective date of expiration or termination of this Agreement.

“Change of Control” means, with respect to Nektar, (a) the sale or disposition to a Third Party of the assets of Nektar to which the subject matter of this Agreement relates, (b) the acquisition by a Third Party which constitutes one person, as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended, together with any of such person’s “affiliates” or “associates,” as such terms are defined in the Securities Exchange Act of 1934, other than an employee benefit plan (or related trust) sponsored or maintained by Nektar or any of its Affiliates or persons “acting in concert” as such term is used in the Internal Revenue Code, of more than fifty percent (50%) of the outstanding shares of voting capital stock of Nektar, (c) the acquisition, merger or consolidation of Nektar with or into another Person, other than, in the case of this definition, an acquisition or a merger or consolidation of Nektar in which the holders of shares of voting capital stock of Nektar, immediately prior to such acquisition, merger or consolidation will beneficially own, directly or indirectly, at least fifty percent (50%) of the shares of voting capital stock of the acquiring Third Party or the surviving entity in such acquisition, merger or consolidation, as the case may be, immediately after such acquisition, merger or consolidation, or (d) the sale or disposition to a Third Party of all or substantially all of the assets of Nektar.

“Combination Product” has the meaning set forth in the definition of Net Product Sales.

“Commercially Reasonable Efforts” or “CRE” means effort, expertise and resources normally used by the Party in the development and/or commercialization of a comparable pharmaceutical product Controlled by such Party which is of similar market potential at a similar stage of development or commercialization in light of issues of safety and efficacy, product profile, the competitiveness of the marketplace, the proprietary position of the compound or product, the regulatory structure involved, the profitability of the applicable products, product reimbursement and other relevant strategic and commercial factors normally considered by the Party in making product portfolio decisions.  For purposes

License Agreement_Nektar_Eli Lilly_July 2017

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

of clarity, Commercially Reasonable Efforts will be determined on an Indication-by-Indication and country-by-country basis within the Territory, and it is anticipated that the level of effort may be different for different Indications and countries and may change over time, reflecting changes in the status of the Product and the Indications and country(ies) involved.

“Committee” has the meaning set forth in Section 3.1.

“Competing Product” means a pharmaceutical composition, preparation or formulation which contains or comprises a compound that: (a) is a conjugate between [***], on the one hand, and [***], on the other hand; (b) target(s) the interleukin-2 or aldesleukin pathway in order to specifically stimulate proliferation and growth of T-regulatory cells [***], or suppress an immune response [***]; and (c) is directed primarily to activity in the Field.  For clarity, Competing Product does not include a [***].

“Compound” means (a) NKTR-358, as described in the attached Schedule 1.1(a), (b) [***], and (c) during the period commencing on the Effective Date and ending on the First Commercial Sale of any Product (or earlier upon the termination or expiration of this Agreement) any other compound(s) that is a conjugate between [***] and for which all three of the following are present: (i) that is Controlled by Nektar or any of its controlled Affiliates; (ii) that target(s) the interleukin-2 or aldesleukin pathway in order to specifically stimulate proliferation and growth of T-regulatory cells [***], or suppress an immune response [***]; and (iii) that is directed primarily to activity in the Field.  For clarity, “Compounds” excludes [***].  As an example, a Nektar Controlled compound that [***], but which also has [***], is not considered a Compound described under subclause (c).

“Confidential Information” means the terms and conditions of this Agreement (but not its existence), all confidential and proprietary information and materials, patentable or otherwise, in any form (written, oral, photographic, electronic, magnetic or otherwise), including, know-how, trade secrets, inventions or discoveries, processes, techniques, algorithms, patent information, financial and strategic information, databases, clinical trial endpoints, candidate selection criteria, technical information, specifications, data, formulae, intellectual property, software and other material and information of a Party relating to any products, projects or processes, including:

(a)

all communications between the Parties or information of whatever kind whether recorded or not and, if recorded, in whatever medium, relating to or arising out of this Agreement, whether disclosed prior to or after entering into this Agreement;

(b)

any information that a reasonable Person would understand to be the confidential information of the disclosing Party or that the Party indicates in writing is information of a confidential nature or which is marked “confidential”; and

(c)	all copies and excerpts of the communications, information, notes, reports and documents in whatever form referred to in paragraph (a) or (b) of this definition.

Notwithstanding the foregoing, Confidential Information shall not include any information or materials that: (i) were already known to the receiving Party (other than under an obligation of confidentiality), at the time of disclosure by the disclosing Party; (ii) were generally available to the public or otherwise part of the public domain at the time of disclosure thereof to the receiving Party; (iii) became generally available to the public or otherwise part of the public domain after disclosure or development thereof, as the case may be, and other than through any act or omission of a Party in breach of such Party’s confidentiality obligations under this Agreement; (iv) were disclosed to a Party, other than under an obligation of confidentiality, by a Third Party who had no obligation to the disclosing Party not

License Agreement_Nektar_Eli Lilly_July 2017

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

to disclose such information to others; or (v) were independently discovered or developed by or on behalf of the receiving Party without the use of the Confidential Information belonging to the other Party, to the extent such receiving Party has competent and credible evidence to that effect.  For purposes of the confidentiality obligations set forth herein, (A) Lilly Technology, Lilly Materials, Lilly Inventions and all Technology generated exclusively by an employee, contractor or agent (other than Nektar or its Affiliates) of Lilly pursuant to this Agreement with respect to Compounds or Products shall be deemed Confidential Information of Lilly, (B) Confidential Information Controlled by Nektar or any of its Affiliates relating solely and exclusively to the Compound or Product or the exploitation of the Compound or Product but only to the extent permitted under the license granted under Section 2.1(a) of this Agreement (in each instance, other than solely and exclusively relating to PEGs, PEG Reagents or PEGylation) (the “Product Specific Information”) shall be deemed Confidential Information of Lilly (and Lilly the disclosing Party, and Nektar the receiving Party, with respect thereto and regardless of the Party initially disclosing the same), and (C) subject to the foregoing subclause (B) (i.e., excluding Product Specific Information), Nektar Technology, Nektar Materials, and Nektar Inventions shall be deemed Confidential Information of Nektar.

“Control” means, with respect to any material, information or intellectual property right, that a Party (a) owns such material, information or intellectual property right, or (b) has a license to or right to use or grant access to such material, information or intellectual property right, in each case of (a) or (b), without violating the terms of any agreement or other arrangement with a Third Party.

“Cost Sharing Allocation” has the meaning set forth in Section 4.11(a).

“Deciding Party” shall have the meaning set forth in Section 3.7(b).

“Development Budget” means the budget for anticipated Development Costs set forth in the Product Development Plan.

“Development Costs” means all internal and external costs and expenses incurred by a Party or its Affiliates (including, without replication, the cost of allocated FTEs at the FTE Rate) in developing the Products (including process validation costs), in each case to the extent incurred in accordance with this Agreement and with such Party’s accounting methodologies generally and consistently applied.  For clarity, Development Costs include, as applicable, costs and expenses incurred in connection with the performance of Phase I Studies, Phase II Studies, Phase II/III Studies, Phase III Studies and any other studies or trials conducted hereunder following receipt of Regulatory Approval, at any time.

“Development Program” means the work performed by Nektar and Lilly and/or their respective Affiliates, contractors or agents on behalf of Nektar or Lilly (as the context may require) under this Agreement in accordance with the Product Development Plan, including the Lilly Elected Activities and the Initial Development Activities.

“Development Cost Reconciliation Procedures” has the meaning set forth in Section 4.11(c)(i).

“Dispute” has the meaning set forth in Section 13.1.

“DOJ” has the meaning set forth in Section 12.19.

“Effective Date” has the meaning set forth in the Preamble.

License Agreement_Nektar_Eli Lilly_July 2017

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

“Eli Lilly and Company Animal Care and Use Requirement for Animal Researchers and Suppliers” has the meaning set forth in Section 4.8.

“Eli Lilly and Company Good Research Practices” has the meaning set forth in Section 4.8.

“Exclusivity Period” has the meaning set forth in Section 12.1(a).

“Executive Officers” shall have the meaning set forth in Section 3.7(b).

“FDA” has the meaning set forth in the definition of Regulatory Agency.

“Field” means the diagnosis, prevention, control, treatment or amelioration, in humans and other animals, of all diseases or conditions whose treatment requires an elevation of T-regulatory cells to suppress an immune response, including (a) [***] or conditions caused by [***], (b) [***] or conditions caused by [***], (c) [***] or conditions induced [***], (d) [***] or conditions induced [***], and (e) any other diseases or conditions that will benefit from [***]; inducing [***]; promoting [***]; restoring [***]; and preventing [***].  For clarity and without limiting the foregoing of the above, the following are not considered to be activities in the Field: (i) the use of a compound(s) (other than Compound) to suppress an immune response [***]; (ii) the use of a compound(s) that is a conjugate between [***] and [***] in order to treat [***]; or (iii) any use or activity of [***].

“First Commercial Sale” means the first sale in a country to a Third Party of any Product intended for use by an end-user customer of such Product in such country.

“FTC” has the meaning set forth in Section 12.19.

“FTE” means, with respect to an individual (other than an employee that details a Product), the equivalent of the work of one (1) employee (which might include temporary workers, such temporary workers not to exceed [***] of the total work force being utilized by a Party to perform its obligations under the Agreement) working full time under this Agreement for one (1) year (consisting of at least a total of [***] or [***] per year (excluding vacations and holidays)).  Overtime, and work on weekends, holidays and the like (collectively or individually, the “Overtime Work”) will not be counted with any multiplier (e.g., time-and-a-half or double time) toward the number of hours that are used to calculate the FTE contribution, and such Overtime Work will not be considered at all for any employees paid on a salaried basis.  One FTE may constitute work performed by an individual whose time is dedicated solely to an individual development or commercial activity hereunder, or may comprise the efforts of several individuals, each of whom dedicates only part of his or her time to work on an individual development or commercial activity hereunder.

“FTE Rate” means, for the period commencing on the Effective Date until such time as the Parties agree otherwise, [***] per FTE; provided, that the FTE Rate will be increased on [***] of each Calendar Year by a percentage equivalent to the change over the preceding Calendar Year in the Consumer Price Index for Urban Wage Earners and Clerical Workers (CWUR0000SA0L1E).  The FTE Rate is assumed to be a fully burdened rate and includes costs of salaries, benefits, supplies, travel, other employee costs, and supporting general and administration allocations for the Development Program specific activities contemplated under this Agreement, but does not include a margin or mark-up on such amounts.

“Force Majeure” has the meaning set forth in Section 12.8.

License Agreement_Nektar_Eli Lilly_July 2017

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

“Full Share” has the meaning set forth in Section 4.11(b).

“Global Phase III Program” means, on an Indication-by-Indication basis, all Phase III Studies and Phase II/III Studies necessary to file for, obtain and support BLAs for a Product globally for such Indication.

“Good Clinical Practices” or “cGCP” means all applicable current Good Clinical Practice standards for the design, conduct, performance, monitoring, auditing, recording, analyses and reporting of clinical trials, including, as applicable, (a) as set forth in the International Conference on Harmonisation of Technical Requirements for Registration of Pharmaceuticals for Human Use (“ICH”) Harmonised Tripartite Guideline for Good Clinical Practice (CPMP/ICH/135/95) and any other guidelines for good clinical practice for trials on medicinal products in the Territory, (b) the Declaration of Helsinki (2004) as last amended at the 52nd World Medical Association in October 2000 and any further amendments or clarifications thereto, (c) U.S. Code of Federal Regulations Title 21, Parts 50 (Protection of Human Subjects), 56 (Institutional Review Boards) and 312 (Investigational New Drug Application), as may be amended from time to time, and (d) the equivalent applicable laws in any relevant country, each as may be amended and applicable from time to time and in each case, that provide for, among other things, assurance that the clinical data and reported results are credible and accurate and protect the rights, integrity and confidentiality of trial subjects.

“Good Laboratory Practices” or “cGLP” means all applicable current standards for laboratory activities for pharmaceuticals, as set forth in the FDA’s Good Laboratory Practice regulations as defined in 21 C.F.R. Part 58 and/or the Good Laboratory Practice principles of the Organization for Economic Co-Operation and Development, and such standards of good laboratory practice as are required by the European Union and other organizations and governmental agencies in countries in which a Product is intended to be sold, to the extent such standards are not less stringent than United States Good Laboratory Practice.

“Good Manufacturing Practices” or “cGMP” means all applicable current Good Manufacturing Practices including, as applicable, (a) the principles detailed in the U.S. Current Good Manufacturing Practices, 21 C.F.R. Parts 4, 210, 211, 601, 610 and 820, (b) European Directive 2003/94/EC and Eudralex 4, (c)  the principles detailed in the WHO TRS 986 Annex 2, TRS 961 Annex 6 and TRS 957 Annex 2, (d) ICH Q7 guidelines and (e) the equivalent applicable laws in any relevant country, each as may be amended and applicable from time to time.

“Good Research Practices” or “cGRP” means all applicable current Good Research Practices including, as applicable, (a) the research quality standards defining how Lilly’s research laboratories conduct good science for non-regulated work as set forth in Schedule 4.8 Part A of this Agreement, (b) the Research Quality Association (RQA), 2014 Quality in Research Guidelines for Working in Non-Regulated Research, (c) the WHO Quality Practices in Basic Biomedical Research Guidelines and (d) the equivalent applicable laws if any, in any relevant country, each as may be amended and applicable from time to time.

“GxP” means compliance with all relevant Regulatory Agency requirements or guidance for Good Clinical Practices, Good Laboratory Practices, Good Manufacturing Practices and Good Research Practices.

“HSR Act” has the meaning set forth in Section 12.19.

“HSR Clearance Date” has the meaning set forth in Section 12.19.

License Agreement_Nektar_Eli Lilly_July 2017

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

“ICH” has the meaning set forth in the definition of Good Clinical Practices.

“IND” means any Investigational New Drug Application (including any amendments thereto) filed with the FDA pursuant to 21 C.F.R. §321 before the commencement of clinical studies of a Compound or Product, or any comparable filings with any Regulatory Agency in any other jurisdiction.

“Indication” means, with respect to a particular Product, the use of such Product for treating a separate and distinct disease or medical condition.  For this purpose, as an example, different severities of the same disease or medical condition are not considered separate Indications.

“Initial Development Activities” means the development activities that the Parties intend to be primarily performed (subject to Section 4.4(a)) by Nektar in accordance with the initial Product Development Plan attached hereto as Schedule 4.1, including the performance of [***] and enabling activities to support additional stages of development.

“Initial Development Phase” means the period commencing on the Effective Date and expiring on the earlier of (a) the completion of the Initial Development Activities or (b) [***].

“Initial Payment” has the meaning set forth in Section 6.1.

“Internal Compliance Code” has the meaning set forth in Section 12.4.

“Invention” means inventions, ideas and/or discoveries, whether or not patentable, discovered, made, conceived and/or reduced to practice during the Term of this Agreement by one or more employee(s), contractor(s) or agent(s) of Nektar or Lilly or Affiliates of Nektar or Lilly, alone or jointly with each other and/or any Third Party, which arise from the performance of the Product Development Plan or any other activities under this Agreement, during the Term of this Agreement.

“JPC” has the meaning set forth in Section 3.1.

“JPT” has the meaning set forth in Section 3.1.

“JSC” has the meaning set forth in Section 3.1.

“Joint Inventions” means any Invention related to the Product that is discovered, made, conceived and/or reduced to practice jointly by Nektar’s or its Affiliate(s)’ employee(s), contractor(s) or agent(s), on the one hand, and Lilly’s or its Affiliate(s)’ employee(s), contractor(s) or agent(s), on the other hand.

“Joint Patent Rights” means Patent Rights claiming solely the subject matter of a Joint Invention.

“Lilly” has the meaning set forth in the Preamble.

“Lilly Compound” means a conjugate between [***], on the one hand, and [***], on the other hand that (a) target(s) [***], (b) is directed primarily to activity in the Field, and (c) is Controlled by Lilly.

“Lilly Elected Activities” means development activities that Lilly chooses to undertake during the Initial Development Phase in accordance with Section 4.4(b) (as opposed to Initial Development Activities that the Parties agree Lilly will undertake in accordance with Section 4.4(a)).

License Agreement_Nektar_Eli Lilly_July 2017

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

“Lilly Indemnified Parties” has the meaning set forth in Section 10.2.

“Lilly Intellectual Property” means Lilly Patent Rights, Lilly Technology, Lilly Inventions, Lilly’s rights in Lilly Materials and Lilly’s interest in any Joint Inventions.

“Lilly Invention” means any and all Inventions discovered, made, conceived and/or reduced to practice during the Term of this Agreement solely by one or more employee(s), contractor(s) or agent(s) (other than Nektar or its Affiliates) of Lilly or its Affiliates.

“Lilly Materials” means any compounds, assays or other materials that are Proprietary to Lilly and that are transferred to Nektar hereunder for the conduct of the Development Program.  For the avoidance of doubt, Lilly Materials does not include any Compound or Product.

“Lilly Patent Rights” means any and all Patent Rights Controlled by Lilly and/or its Affiliate(s) during the Term that claim Lilly Technology, including those that cover the development, registration, manufacture, use, sale, importation or exportation of Compound or Product in the Field.

“Lilly Technology” means Technology (excluding Nektar Technology), including Lilly Materials, know-how and trade secrets Controlled by Lilly and/or its Affiliate(s) as of the Effective Date or made or developed by or on behalf of Lilly or its Affiliate(s) (other than by Nektar or its Affiliates) during the Term of this Agreement, in each instance that is necessary or useful (as such usefulness is reasonably determined by Lilly) for the manufacture, use or sale of Compound or Product in the Field.

[***] has the meaning set forth in [***].

“Major Markets” means the United States, [***].

“Minimum Royalty Tiers” has the meaning set forth in Section 6.4(b).

“Multi-specific Compound” means a compound that targets [***].

“Nektar” has the meaning set forth in the Preamble.

“Nektar Controlled Patents” means the Nektar Patent Rights set forth on Schedule 1.1(d), as the same may be amended from time to time by the Parties, including all provisional and non-provisional applications, reissues, extensions, substitutions, confirmations, re-registrations, re-examinations, re-validations, patents of addition, supplementary protection certificates or the equivalents thereof, continuations, continuations-in-part and divisionals and all foreign counterparts of any of the foregoing.

“Nektar Exclusive Patents” means the Nektar Patent Rights set forth on Schedule 1.1(e), as the same may be amended from time to time by the Parties (including in accordance with Section 7.9), including all provisional and non-provisional applications, reissues, extensions, substitutions, confirmations, re-registrations, re-examinations, re-validations, patents of addition, supplementary protection certificates or the equivalents thereof, continuations, continuations-in-part and divisionals and all foreign counterparts of any of the foregoing.

“Nektar Increased Commitment Option” has the meaning set forth in Section 4.11(a).

“Nektar Indemnified Parties” has the meaning set forth in Section 10.1.

License Agreement_Nektar_Eli Lilly_July 2017

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

“Nektar Intellectual Property” means Nektar Patent Rights, Nektar Technology, Nektar Inventions, Nektar’s rights in any Nektar Materials and Nektar’s interest in any Joint Inventions.

“Nektar Invention” means any and all Inventions discovered, made, conceived and/or reduced to practice during the Term of this Agreement solely by one or more employee(s), contractor(s) or agent(s) (other than Lilly or its Affiliates) of Nektar or its Affiliates.

“Nektar Materials” means any PEG, PEG Reagents, Compounds, assays, cell banks or other materials that are Proprietary to Nektar and that are disclosed or otherwise made available to Lilly hereunder for the conduct of the Development Program, including the PEG, PEG Reagents, Compounds, assays, cell banks, and other such proprietary materials.

“Nektar Patent Rights” means any and all Patent Rights Controlled by Nektar and/or its Affiliate(s) during the Term that claim Nektar Technology, including those that cover the development, registration, manufacture, use, sale, importation or exportation of Compound or Product in the Field, including: (a) the Nektar Exclusive Patents and (b) the Nektar Controlled Patents.

“Nektar Share” has the meaning set forth in Section 4.11(b).

“Nektar Technology” means Technology Controlled by Nektar (excluding Lilly Technology), including Nektar Materials, know-how (including know-how regarding PEGylation) and trade secrets Controlled by Nektar and/or its Affiliate(s) as of the Effective Date, or made or developed by or on behalf of Nektar or its Affiliate(s) (other than by Lilly or its Affiliates) during the Term of this Agreement, in each instance that is necessary or useful (as such usefulness is reasonably determined by Nektar) for the development, registration, manufacture, use or sale of Compound or Product in the Field.

“Net Product Sales” means, with respect to a particular Product, the gross amount invoiced by Lilly (including any Affiliate of Lilly) or any sublicensee of Lilly or of a Lilly Affiliate to unrelated Third Parties (except as described below), for such Product in the Territory, less (without duplication or double-counting) the following deductions from such gross amounts which are actually incurred, allowed, paid, accrued or specifically allocated for such Product:

[***]; and

(g)	Any other similar and customary deductions which are in accordance with U.S. Generally Accepted Accounting Principles (“U.S. GAAP”).

To be clear, the following transfers are not included in Net Sales of a Product, even if such transfer is for value received: (i) transfers to sublicensees or unrelated Third Parties performing activities in connection with a Development Program (e.g., clinical trial partners, ex-US commercial partners, etc.); and (ii) transfers to sublicensees from whom royalties are paid to Nektar on subsequent Net Product Sales by such sublicensee.

Such amounts shall be determined from the books and records of Lilly or sublicensee maintained and consistently applied from time to time in accordance with U.S. GAAP or, in the case of sublicensees, such similar accounting principles consistently applied.  Lilly further agrees in determining such amounts, it will use Lilly’s then current standard procedures and methodology consistently applied, including Lilly’s then current standard exchange rate methodology for the translation of foreign currency sales into U.S. dollars or, in the case of sublicensees, such similar methodology, consistently applied.

License Agreement_Nektar_Eli Lilly_July 2017

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

In the event that the Product is sold as part of a Combination Product (where “Combination Product” means any pharmaceutical product which comprises the Product and any other active compound(s)), the Net Product Sales of the Product, for the purposes of determining royalty payments, shall be determined by multiplying the [***] by [***].

In the event that the [***] sale price of the Product can be determined but the [***] sale price of the other product(s) cannot be determined, Net Product Sales for purposes of determining royalty payments shall be calculated by multiplying [***].

In the event that the [***] sale price of the other product(s) can be determined but the [***] sale price of the Product  cannot be determined, Net Product Sales for purposes of determining royalty payments shall be calculated by multiplying [***].

Notwithstanding anything herein to the contrary, in the event that the [***] sale price of both the Product and the other product(s) in the Combination Product cannot be determined by the Parties, or the Parties cannot otherwise agree on the allocation of value among Combination Products, the Net Product Sales of the Product shall be determined, [***].

For purposes of calculating Net Product Sales as part of a Combination Product only, the [***] sale price for a Product, other product, or Combination Product shall be calculated [***] and such price shall be used during all applicable royalty reporting periods for the [***].  When determining the [***] sale price of a Product, other product or Combination Product for this purpose, the [***] sale price shall be calculated by [***].

“No Share” has the meaning set forth in Section 4.11(b).

“Notice” has the meaning set forth in Section 12.10.

“Notices and Consents” has the meaning set forth in Section 10.3(k) .

[***] has the meaning set forth in [***].

[***] has the meaning set forth in [***].

“Other Action” has the meaning set forth in Section 8.3.

“Overtime Work” has the meaning set forth in the definition of FTE.

“Parties” means Nektar and Lilly.

“Party” means Nektar or Lilly.

“Party Specific Regulations” has the meaning set forth in Section 12.3.

“Partial Share” has the meaning set forth in Section 4.11(b).

“Patent(s)” means any and all patents and patent applications, including provisional and non-provisional applications, reissues, extensions, substitutions, confirmations, re-registrations, re-examinations, re-validations, patents of addition, supplementary protection certificates or the equivalents thereof, continuations, continuations-in-part and divisionals and all foreign counterparts of any of the foregoing.

License Agreement_Nektar_Eli Lilly_July 2017

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

“Patent Rights” means rights under all Patents.

“PEG” means poly(ethylene) glycol.

“PEG Reagent” means a PEG derivative used in the manufacture of a Compound.

“PEGylation”, with correlative meanings “PEGylated” or to “PEGylate”, means covalent chemical bonding of any PEG reagent (including a PEG Reagent and including covalent chemical bonding through linking groups), with or to another material or materials.  Such materials include: proteins, peptides, polymers, oligomers, oligonucleotides, other biomolecules, small molecules, therapeutic agents, diagnostic agents, imaging agents and detectable labels.  PEGylation shall include the synthesis, derivatization, characterization, and modification of PEG for such purposes, together with the synthesis, derivatization, characterization and modification of the raw materials and intermediates for the manufacture of reagents (including PEG Reagents), Compounds or Products incorporating such reagent by means of covalent chemical bonding, and all methods of making and using each and all of the foregoing.

“Person” means an individual, firm, company, corporation, association, trust, estate, state or agency of a state, government or government department or agency, municipal or local authority and any other entity, whether or not incorporated and whether or not having a separate legal personality.

“Phase I Study” means a clinical trial of a Product generally consistent with 21 CFR §312.21(a) or equivalent trial outside of the United States.

“Phase II Study” means a clinical trial of a Product generally consistent with 21 CFR §312.21(b) or equivalent trial outside of the United States.

“Phase II/III Study” means a clinical trial of a Product that is (a) a Phase II Study combined with a Phase III Study, and (b) an adaptive design that includes a prospectively planned opportunity for modification of one or more specified aspects of the clinical trial design and hypothesis based on analysis of data (usually interim data) from subjects in such clinical trial.

“Phase III Study” means a clinical trial of a Product generally consistent with 21 CFR §312.21(c) or equivalent trial outside of the United States, which, for clarity, includes any open label extension.

“Product” means any pharmaceutical composition, preparation or formulation which contains or comprises one or more Compounds.

“Product Development Plan” means the written Product development plans, as amended from time to time in accordance with this Agreement.

“Product Specific Information” has the meaning set forth in the definition of Confidential Information.

“Proprietary” means Controlled by a particular Party and not available to the public for general use.

“Quality Agreement” means the document developed, approved, and updated by the Parties that sets forth the quality expectations, responsibilities, rights (including, as applicable and agreed upon, audit

License Agreement_Nektar_Eli Lilly_July 2017

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

requirements) and requirements relating to the manufacture and supply of Product as executed hereunder, and/or relating to supply of Product for clinical trials.

“Reasonable Efforts Period” has the meaning set forth in Section 5.3.

“Regulatory Agency” means any one of the following: United States Food and Drug Administration (“FDA”) or any successor agency; or any equivalent agency thereof in jurisdictions outside of the U.S.

“Regulatory Approval” means any and all approvals (including BLAs, supplements, amendments and pre- and post-approvals), licenses, registrations or authorizations (including marketing and labeling authorizations) of any national, supra-national (e.g., the European Commission or the Council of the European Union), regional, state or local Regulatory Agency, department, bureau, commission, council or other governmental entity, that are necessary for the manufacture, distribution, use, storage, import, transport or sale of a Product in a given jurisdiction.

“Regulatory Exclusivity” means any exclusive marketing rights or data exclusivity rights conferred by any Regulatory Agency with respect to a Product other than Patent Rights.

“Regulatory Milestone” has the meaning set forth in Section 6.2(a).

“Regulatory Milestone Payment” has the meaning set forth in Section 6.2(b).

“Review Period” has the meaning set forth in Section 2.7.

“Royalty Term” has the meaning set forth in Section 6.4(a).

[***] has the meaning set forth in [***].

“Safety Regulatory Agreement” means the safety-regulatory agreement by and between Lilly and Nektar setting forth the obligations of both Parties related to the management of safety and regulatory information for Product.

“Technology” means written specifications, biological and other tangible materials, sketches, drawings, schematics, prototypes, methods, protocols, know-how, trade secrets, all Proprietary data, information, Inventions, regulatory submissions or other intellectual property of any kind, excluding Patent Rights.

“Term” shall have the meaning set forth in Section 11.1.

“Territory” means worldwide.

“Third Party” means any Person, other than Nektar or Lilly and their respective Affiliates.

“U.S.” means the United States of America.

“U.S. Co-Promotion and Medical Support Agreement” has the meaning set forth in
Section 5.4.

“U.S. Co-Promotion Negotiation Period” has the meaning set forth in Section 5.4.

License Agreement_Nektar_Eli Lilly_July 2017

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

“U.S. Co-Promotion Option” has the meaning set forth in Section 5.4.

“U.S. GAAP” has the meaning set forth in the definition of Net Product Sales.

“Valid Claim” means either (a) a claim of an issued and unexpired Patent within the Nektar Patent Rights that covers the composition of matter for a particular Product, or an approved use of a particular Product, and which has not been held permanently revoked or held unenforceable or invalid by a decision of a court or other governmental agency of competent jurisdiction, which decision is not appealable or has not been appealed within the time allowed for appeal or has not been disclaimed, denied or found or admitted to be invalid or unenforceable through re-examination, reissue or disclaimer or otherwise; or (b) a bona fide claim of a pending Patent application included within the Nektar Patent Rights that covers the composition of matter for a particular Product, or an approved use of a particular Product, and which has not been (i) cancelled, withdrawn or abandoned without being refiled in another application in the applicable jurisdiction or (ii) finally rejected by an administrative agency action from which no appeal can be taken or that has not been appealed within the time allowed for appeal; provided, that any claim in any Patent application pending for more than [***] from the earliest date on which such Patent application claims priority shall not be considered a Valid Claim for purposes of the Agreement from and after such [***] date unless and until a Patent containing such claim issues from such Patent application.

“Working Group” has the meaning set forth in Section 3.6.

Article II

LICENSES

2.1License Grant to Lilly.

(a)License.  Subject to the terms and conditions of this Agreement, Nektar hereby grants to Lilly and its Affiliates an exclusive, royalty bearing, sub-licensable (through multiple tiers) (but only sublicensable in accordance with Section 2.2) license under Nektar Intellectual Property to develop, register, make and have made (including the PEG Reagents in accordance with Section 5.1 and Section 5.2), use, sell, have sold, offer for sale, import, and export, Compounds and Products in the Field and in the Territory.

(b)Nektar Covenant.  Nektar covenants that it will not: (a) take any action that would impose or result in a lien, charge or encumbrance of Nektar Intellectual Property that would prevent or limit Lilly’s exercise of its rights under the exclusive license granted to Lilly under Section 2.1(a); or (b) assign, transfer, convey or otherwise grant to any Person:  (i) any rights to any Nektar Intellectual Property (or any rights to any intellectual property that would otherwise be included in the Nektar Intellectual Property if not assigned, transferred, conveyed or otherwise granted to a Third Party), in any manner that is inconsistent with the exclusive license granted to Lilly pursuant to Section 2.1(a); or (ii) any rights to any Products or Compounds that are inconsistent with the exclusive license granted to Lilly pursuant to Section 2.1(a).

2.2Sublicenses.  Subject to the terms and conditions of this Agreement, Lilly and its Affiliates shall have the right to sublicense any and all rights licensed to Lilly under Section 2.1(a); provided, that Lilly and its Affiliates will not sublicense the rights licensed to Lilly under Section 2.1(a) in the [***] prior to initiating a [***] for a Product in the [***].  Any such sublicense by Lilly or its Affiliates shall be consistent with and subject to the terms of this Agreement, and shall include an

License Agreement_Nektar_Eli Lilly_July 2017

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

obligation for each such sublicensee to comply with the applicable obligations of Lilly set forth in this Agreement. Lilly shall remain liable to Nektar for the performance by its Affiliates or its or their sublicensee of all Lilly duties and obligations according to the terms and conditions of this Agreement, whether such duties and obligations are to be performed by Lilly, by its Affiliates or its or their sublicensee (including all amounts to be paid under Article V and Article VI).  Except as set forth above, no sublicense rights are granted hereunder to the Nektar Intellectual Property.  To be clear, Lilly and its Affiliates have the right hereunder to sublicense to service providers providing services on behalf of Lilly or its Affiliates, including in the [***] at all times.

2.3Trademarks.  Lilly will be free to use and to register in any trademark office in the Territory, at its sole cost, any trademark for use with a Product in its sole discretion; provided, nothing herein shall grant Lilly any right to use any trademark of Nektar and/or its Affiliates except that Lilly shall have the right to use any trademark as required by applicable law in the development, manufacturing or commercialization of Compounds or Products.  Lilly will own all right, title and interest in and to any such trademark in its own name during and after the Term.

2.4Technology Transfer.  In accordance with Section 4.3 and Section 5.2.  Nektar will transfer, disclose or deliver to Lilly, or a contract manufacturer or service provider designated by Lilly, [***] (and will use [***] to obtain [***], as applicable).

2.5License Grants to Nektar.  Subject to the terms and conditions of this Agreement, Lilly hereby grants to Nektar during the Term of this Agreement, a non-exclusive, non-royalty bearing, non-sub-licensable (except to Affiliates of Nektar or Third Parties providing services for the benefit of Nektar or its Affiliates under and in accordance with this Agreement, and in each instance provided that: (i) Nektar shall remain liable to Lilly for the performance of any such Affiliate or sublicensee; and (ii) any such sublicense by Nektar shall be consistent with and subject to the terms of this Agreement and shall include an obligation for each such sublicensee to comply with the applicable obligations of Nektar set forth in this Agreement), fully paid-up, worldwide license under Lilly Intellectual Property (and under the Nektar Intellectual Property licensed to Lilly under Section 2.1(a)) solely to the extent necessary or useful (as such usefulness is reasonably determined by Lilly) for Nektar to perform its duties and obligations according to the Development Program or as otherwise required under this Agreement.

2.6No Implied License.  Nothing in this Agreement shall be deemed to constitute the grant of any license or other right to either Party in respect of any intellectual property of the other Party, except as expressly set forth herein, and no license rights shall be created hereunder by implication, estoppel or otherwise.  Neither Party shall represent to any Third Party that it enjoys, possesses or exercises any proprietary or property right or otherwise has any other right, title or interest in the intellectual property of the other Party except for such rights as are expressly set forth herein.  Any and all rights of a Party not expressly granted to the other Party under the provisions of this Agreement shall be retained by such Party.

2.7Lilly Compound [***].

Article III

GOVERNANCE

3.1Formation and Composition.  The Parties will establish three (3) committees in connection with this Agreement: (a) a joint steering committee, consisting of [***] members ([***] of [***]) (the “JSC”), (b) a joint product team, consisting of [***] members [***] or such other number as

License Agreement_Nektar_Eli Lilly_July 2017

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

the JSC may agree upon (with an equal number of named representatives of each of Lilly and Nektar or as otherwise determined by the JSC) (the “JPT”), and (c) a joint patent committee, consisting of [***] from each Party or such other number as the JSC may agree upon (with [***] from [***] (the “JPC”, and along with the JSC and JPT, each a “Committee”).  Each Party’s representatives shall have decision making authority on behalf of the Party it represents pursuant to this Article III.  The initial named representatives of each Party for each Committee will be appointed on or [***] following the Effective Date.  Each Party will provide the other Party in writing with the name, title, e-mail address and telephone number of their initial Committee members.  Other elements relating to the composition of governance include:

(a)Meeting Frequency.  Subject to Section 3.7, the Committees will meet as frequently as both Parties agree is appropriate, but not less than [***] per [***] for the JSC and [***] per [***] for the JPC and JPT.  Such meetings will be at such times as are agreed to by Nektar and Lilly, and will alternate between the offices of the Parties unless the Parties otherwise agree, or will be in such other form (e.g., telephone or video conference) as the members of the respective Committee may agree;

(b)Additional Participants.  Employees, contractors or other representatives of either Party or its Affiliates will be permitted to attend such meetings upon advance communication to the other Party, with the Committee members reserving the right to excuse any and all such non-members from any such meeting at their sole discretion.  Each Party will be responsible for all costs incurred by it relating to such meetings; and

(c)Replacements.  Each Party may, in its sole and absolute discretion, appoint a reasonably comparable replacement(s) for its representative to either Committee, or resign from any and all Committees. Such Party shall provide prompt Notice in writing of such replacement or resignation to the other Party.

3.2JSC Functions and Powers. The JSC will be responsible for the overall oversight of the Development Program.  The principal functions of the JSC will include:

[***].

In the event Nektar exercises the US Co-promotion Option, the Parties shall discuss as part of negotiating the U.S. Co-Promotion and Medical Support Agreement the roles of the JSC as it relates thereto.

3.3JPC Functions and Power.  The JPC will be responsible for the coordination of the Parties’ efforts in respect of managing the preparation, filing, prosecution, maintenance, enforcement and defense of [***] Patent Rights (including [***]) in accordance with the provisions set forth in Article VII and Article VIII.  The principal functions of the JPC will include:

[***].

3.4JPT Functions and Power.  The JPT will be responsible for the operational implementation of the Development Program, including facilitating the sharing of information and coordinating progress of joint aspects of the Development Program consistent with each Party’s internal policies and procedures and the terms of this Agreement.  The principal functions of the JPT will include:

[***]; and

License Agreement_Nektar_Eli Lilly_July 2017

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

(vii)such other functions as agreed by the Parties.

Members of the JPT may be represented at any meeting by a deputy.

3.5Alliance Managers. Each Party will appoint an individual designated as the alliance manager (“Alliance Manager”).  The Alliance Managers will be on the JPT and will be the main point of contact for each Party to exchange information, facilitate communication and coordinate the Parties’ activities under this Agreement relating to the Product and to provide support to the Committees.  Upon Notice to the other Party, either Party may permit additional employees and consultants to attend and participate (on a non-voting basis) in the Committee meetings, subject to the confidentiality and other provisions of this Agreement, unless the other Party reasonably objects.

3.6Working Groups.  From time to time, the JSC may establish a working group (each, a “Working Group”) to oversee particular projects or activities.  Each Working Group shall undertake the activities delegated to it by the JSC.  During the process of establishing each Working Group, such Working Group and the JSC shall agree regarding which matters such Working Group will resolve on its own and which matters such Working Group will advise the JSC regarding (and with respect to which such advice-specific matters the JSC will resolve).

3.7Committee Decisions.

(a)Decision Process.  In conducting its activities, each Committee and Working Group shall operate and make decisions consistent with the terms of this Agreement.  With respect to decisions of each Committee or Working Group, each co-chair of each Party shall have one vote and final decisions of such Committee or Working Group shall require unanimity subject to the dispute resolution provisions below.

(b)Dispute Resolution.

(i)JPT, JSC or any Working Group.  Deadlocks arising in the JPT or any Working Group or Committee, except the JSC or JPC, will be referred to the Alliance Managers for resolution and if the Alliance Managers are unable to resolve that dispute within [***] of the matter being referred to them, then the matter shall be referred to the JSC for resolution.  Deadlocks in the JSC will be referred to the Chief Executive Officer of Nektar and either the Executive Vice President of Science and Technology (or equivalent role) or the President of the Biomedicine Business unit (or equivalent role) at Lilly (the “Executive Officers”) for final resolution, and if no agreement is reached by such executives within [***] of such deadlock being referred, then such deadlock shall be resolved consistent with (i) subject to the following subclause (ii), [***], but with respect to NKTR-358 only, or (ii) consistent with [***], and at all times with respect to [***] (other than with respect to [***]) (as applicable, [***]), in each case subject to the [***] considering in good faith the [***] with respect thereto.

(ii)JPC.   Deadlocks in the JPC will be referred to the Executive Officers for final resolution, and if no agreement is reached by such executives within [***] of such deadlock being referred, then such deadlock shall be resolved consistent with [***], unless [***], in which case the provisions of Article VII and Article VIII shall determine which Party shall have control and the final decision-making authority with respect to matters related to the prosecution, maintenance, enforcement and defense of Patents.

License Agreement_Nektar_Eli Lilly_July 2017

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

(c)Scope.  The Committees shall have no authority to amend, modify or waive compliance with the terms and conditions of this Agreement, or to interpret, alter, increase, expand, or waive compliance by a Party with, a Party’s obligations under this Agreement, it being understood that [***], with respect to NKTR-358 only, and [***] and at all times with respect to the [***] (other than with respect to NKTR-358 [***]).  Notwithstanding anything contained in this Agreement to the contrary, it is expressly understood and agreed that in no event shall a Committee or Deciding Party have any authority or right to amend the rights and obligations of the Parties under this Agreement or impose (whether pursuant to the Development Program, the Product Development Plan or otherwise) any responsibility, cost, obligation or other burden on the other Party without the other Party’s prior written consent.  For purposes of clarity, a Party’s written consent as referenced above shall have been deemed to have been provided in the event such Party’s member(s) of the JSC approve or consent in writing to a commitment upon such Party’s behalf through the JSC process as described in this Article III of this Agreement.

3.8Co-Chairs. Each Committee and Working Group shall have co-chairpersons.  Nektar and Lilly shall [***] select [***] for each of the Committees and Working Groups, and each Party may change its designated [***] from time to time upon written notice to the other Party.  The co-chairpersons of each Committee and Working Group, with assistance and guidance from the Alliance Managers, shall be responsible for calling meetings, preparing and circulating an agenda in advance of each meeting of such Committee or Working Group; provided that the Committee or Working Group co-chairpersons shall call a meeting of the applicable Committee or Working Group promptly upon the written request of either co-chairperson to convene such a meeting.

3.9Minutes and Reports.  Each Committee and Working Group will be responsible for keeping accurate minutes of its deliberations that record all proposed decisions and all actions recommended or taken.  Within [***] of each meeting, the chair will provide the Parties with draft minutes of such meeting.  Minutes will be deemed approved unless either Party’s representative objects to the accuracy of such minutes or accompanying report by providing Notice to the other Party’s representative within [***] of receipt of such minutes and report.  In the event that any such objection is not resolved by the applicable Committee or Working Group, such minutes and accompanying report will be amended to reflect such unresolved dispute. Subject to the terms and conditions of this Agreement, all records of the Committees and Working Groups will be considered Confidential Information of, and be available to, both Parties.

3.10Information and Results.  Except as otherwise provided in this Agreement, the Parties will make available and disclose to one another all material results of work conducted pursuant to the Development Program prior to and in preparation for each applicable Committee or Working Group meetings, by the deadline and in the form and format to be designated by the applicable Committee or Working Group; provided, that Lilly has no obligation to share any trade secrets related to either the delivery device, cell line or cell culture media Lilly may develop in connection with the Compound or Product.

3.11Dissolution of the Committees and Working Groups.  Unless the Parties otherwise mutually agree in writing, for so long as the Parties continue to pursue a Development Program in respect of a Product, then on a Product by Product basis until the [***] the date that such Product has achieved [***] in the [***] the completion of the [***], the JSC and JPT shall continue in full force and effect.  In this same regard, the JPC shall continue to meet and confer in accordance with the terms set forth herein until the expiration of the [***].

License Agreement_Nektar_Eli Lilly_July 2017

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

Article IV

DEVELOPMENT AND regulatory

4.1Establishment of Development Program.  Nektar and Lilly will act in good faith, using Commercially Reasonable Efforts, to perform their assigned tasks and responsibilities as described in the Product Development Plan, including the initial Product Development Plan attached hereto as Schedule 4.1.

4.2Product Development Plan.  The Development Program will be conducted in accordance with the Product Development Plan that describes the work to be pursued by Nektar and Lilly during each Calendar Year.  The Product Development Plan may be updated and approved by the JSC (in addition to the regular review and updates provided by the JPT under this Agreement and subject to the dispute resolution provisions of Section 3.7(b)) in its discretion at any time provided such modified Product Development Plan is consistent with this Agreement.

4.3Know-How Sharing; Availability of Employees.  Promptly after the Effective Date (and in no event longer than [***] after the Effective Date), Nektar shall disclose and/or deliver to Lilly copies of all data and information [***] (and will use [***] to obtain all data and information [***]) relating to the development, registration, use or sale of Compounds to the extent necessary or useful (as such usefulness is reasonably determined by [***]) for Lilly’s performance under this Agreement.  Upon Lilly’s reasonable request Nektar will provide [***] to Lilly during such disclosure or delivery set forth in the preceding sentence.  Nektar agrees to [***] on issues arising during the Development Program and in connection with any request related to a Product or the Development Program [***].  To be clear, the transfer of Technology in respect of manufacturing the Compound or Product shall be as set forth in Section 5.2.

4.4Initial Development Phase.

(a)Initial Development Activities.  Nektar shall be responsible for all elements of the Product Development Plan delegated to it therein, including being responsible for carrying out the Phase I Study [***] for NKTR-358, and the other Initial Development Activities, in each case, as described in the initial Product Development Plan attached as Schedule 4.1; provided, that the Parties may mutually agree in writing (including in the form of an amended Product Development Plan) that Lilly should be responsible for performing certain Initial Development Activities.

(b)Lilly Elected Activities; Expiration of Initial Development Phase.

(i)Lilly Elected Activities.  During the Initial Development Phase, Lilly may propose that certain additional development activities [***] be conducted that are not included in the initial Development Plan attached as Schedule 4.1.  If Nektar [***] accordingly.  If Nektar [***].

(ii)Expiration of Initial Development Phase.  If the Initial Development Phase expires without all Initial Development Activities being completed, then Lilly shall have the right to cause Nektar, upon Lilly’s Notice to Nektar, to transition the performance of the remaining Initial Development Activities being performed by Nektar to Lilly and the Parties shall agree on, and execute, a transition plan to accomplish such transition as expeditiously as possible. For clarity, upon the expiration of the Initial

License Agreement_Nektar_Eli Lilly_July 2017

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

Development Phase any remaining Initial Development Activities shall cease being characterized as Initial Development Activities.

(c)Results and Records.  Nektar will make available and promptly disclose to Lilly all results of the work conducted by Nektar pursuant to the Development Program, including all Initial Development Activities, and this Agreement, and will keep such records (paper and electronic) as described herein. Nektar will maintain records of the results in sufficient detail and in good scientific manner appropriate for patent purposes, and in a manner that properly reflects all work done and results achieved in the performance of the Development Program (including all data, such as minutes from dose escalation meetings with any Regulatory Agency and all final clinical study reports (CSRs), in the form required to be maintained under any applicable governmental regulations).

4.5Product Development by Lilly.  Except as otherwise agreed by the Parties in the Product Development Plan or elsewhere in writing, Lilly shall use Commercially Reasonable Efforts to conduct all Product development activities only in the Field from the conclusion of the Initial Development Phase, including all remaining pre-clinical and clinical testing necessary or useful for developing Product and the preparation and submission of the appropriate regulatory documents required for commercialization of Products in the Field and in the Territory; provided that, in the event Nektar still is conducting any trial upon the expiration of the Initial Development Phase, then upon mutual agreement of the Parties, Nektar shall continue to conduct the trial in accordance with the cost sharing structure described in Section 4.11(a); further provided, that, notwithstanding the foregoing or anything in Section 4.11, in any event, Nektar shall be responsible for the costs associated with [***] to the extent required by the FDA to identify [***] to be used in further development of Product.

4.6Regulatory Approvals of Product.

(a)Ownership.  During the Initial Development Phase, Nektar shall own all Regulatory Approvals and be responsible for all decisions in connection therewith for Regulatory Approvals of Products in the Field and in the Territory; provided, that Lilly shall cooperate in these efforts as reasonably requested by Nektar.  Lilly shall own all Regulatory Approvals after the conclusion of the Initial Development Activities and be responsible for all decisions in connection therewith for Regulatory Approvals of Products in the Field and in the Territory; provided, that Nektar shall cooperate in these efforts as reasonably requested by Lilly.  The Safety Regulatory Agreement shall include terms and conditions addressing, among other matters, the transfer of Regulatory Approvals from Nektar to Lilly.

(b)Rights of Reference.  Each Party and its Affiliates shall (i) have the right to cross-reference the other Party’s or its Affiliate’s Regulatory Approvals and related filings anywhere in the world to the extent such Regulatory Approvals and related filings relate to Compounds or Products and are Controlled by such Party or its Affiliates, and to access any data and other know-how therein and use such data and know-how in connection with the performance of its obligations and exercise of its rights under this Agreement, and (ii) in furtherance of the foregoing, provide a signed statement to this effect, if requested by the other Party, in accordance with U.S. 21 C.F.R. §314.50(g)(3) or the equivalent as required in any country or region of the Territory, or otherwise provide appropriate notification of such right of the other Party to the applicable Regulatory Agency.

4.7Regulatory Issues and Obligations, Ownership and Survival Rights.  Subject to the Safety Regulatory Agreement to be entered into between the Parties, the Party owning the Regulatory

License Agreement_Nektar_Eli Lilly_July 2017

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

Approvals shall have the sole right and responsibility for all regulatory interactions, including written communications and meetings with Regulatory Agencies, safety management (including the timely reporting to the appropriate governmental authorities), all Adverse Events and any other information concerning the safety of Products, in each case, in accordance with the applicable laws of the relevant countries; provided that, when Nektar is not the Party owning the Regulatory Approvals, it shall have the express right, to the extent related to a Product or Compound, to: (a) the extent practicable, [***] related to the [***]; (b) [***] in the United States ([***] that are received from the Regulatory Agencies shall be provided [***] to Nektar [***]), with [***] from Nektar to be considered in good faith by Lilly; and (c) [***].  Each Party shall promptly notify the other Party in writing within [***] of unannounced inspections by any Regulatory Agency and within a reasonable time in advance of an announced regulatory inspection with respect to Product development or commercialization.  The Parties acknowledge and agree that their respective rights under the Safety Regulatory Agreement to provide comments and to be involved in regulatory matters will not be reciprocal, and that Lilly, as the eventual owner of the Regulatory Approvals required to commercialize Product, will need more extensive rights in such regards than Nektar.

4.8Certain Standards Applicable to Nektar Work.  All research done by Nektar for non-regulated work under this Agreement will be conducted in accordance with the Product Development Plan, Eli Lilly and Company Good Research Practices, Eli Lilly and Company Animal Care and Use Requirement for Animal Researchers and Suppliers all applicable data privacy and security laws and regulations and other applicable law.  For purposes of this Agreement, “Eli Lilly and Company Good Research Practices” means the compiled set of shared research quality standards defining how Lilly’s research laboratories conduct good science for non-regulated work as set forth in Schedule 4.8 Part A.  For purposes of this Agreement, “Eli Lilly and Company Animal Care and Use Requirement for Animal Researchers and Suppliers” means the guidelines relating to animal care and use for research done on behalf of Lilly as set forth in Schedule 4.8 Part B.  If Lilly requests, Nektar will complete a self-assessment examination form based on such quality standards.  If it has not done so prior to the Effective Date, a duly authorized representative of Lilly may make an on-site visit to Nektar for the purpose of conducting a quality assessment and/or quality audit for non-regulated work, with Notice of such intended visit to be provided at least [***] in advance, with the date and time of such visit to be mutually agreed by the Parties.  Lilly may conduct compliance audits of Nektar during business hours no more than once annually and only upon [***] advance Notice by Lilly and the mutual agreement of the Parties as to the specific date and time for such audit; provided, however, that in the case of audits for cause to ensure compliance with applicable GxPs, Lilly shall request such audit upon at least [***] advance written Notice. Lilly shall not unreasonably interfere with Nektar’s business and will cooperate with Nektar as may be reasonably appropriate for the protection of Confidential Information of Nektar.

4.9Commercially Reasonable Efforts.  Lilly will use Commercially Reasonable Efforts to develop, receive Regulatory Approval for, market and sell [***] Product in the Field in the [***]; provided, that the Parties acknowledge multiple factors (including factors identified in the definition of “Commercially Reasonable Efforts”) may reasonably influence the ability and/or desire to initiate this work including: (i) the successful completion of the Initial Development Activities [***], (ii) the availability of [***], (iii) [***], (iv) the success or failure of [***], and (v) other commercially reasonable factors.  For the avoidance of doubt, Lilly’s obligations under this Section 4.9 on a Product by Product basis, shall cease upon the expiration of [***] with respect to each such Product.  Similarly, Nektar will use Commercially Reasonable Efforts to carry out the development obligations that may be assigned to it in accordance with this Agreement (including performance of the Initial Development Activities).  Without limiting the foregoing, the Parties acknowledge and agree that following the completion of Initial Development Activities (and subject to the foregoing sub-clauses (i) through (v), inclusive) Lilly will use Commercially Reasonable Efforts to [***], and towards that end the Parties intend as of the Effective

License Agreement_Nektar_Eli Lilly_July 2017

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

Date that the Product Development Plan will include (at some point during the Term, but not necessarily contemporaneously or at any given time during the Term) activities related to the use of Product for [***] in the Field, which activities will include an appropriate [***]; provided, the Parties further acknowledge and agree that such intent does not guarantee such activities will be initiated.

4.10Subcontracts.  Subject to the terms and conditions of this Agreement, the Parties may subcontract to Affiliates and Third Parties portions of the Development Program to be performed, including contract research organizations; provided, however, any such Affiliate or Third Party subcontractor shall be required to enter into appropriate agreements with respect to non-disclosure of Confidential Information and ownership of any intellectual property developed in the course of subcontracted activities, unless such subcontracting would not require the transfer of the other Party’s Confidential Information to the Affiliate or Third Party subcontractor and there is no reasonable possibility of the creation of new intellectual property.  The Parties will also enter into quality agreements with such Affiliates and Third Parties as reasonably determined to be necessary for the engagement of such subcontractor.  Each Party shall remain liable to the other Party for any act or omission of its subcontractor.

4.11Development Cost Allocation and Sharing.

(a)Generally.  Development Costs incurred by either Party will be shared as follows:

(i)During Initial Development Phase.  Development Costs incurred during the Initial Development Phase shall be borne one hundred percent (100%) by Nektar (to be clear, such Nektar Cost Sharing Allocation in respect of the [***] is limited to the [***] to the extent required by [***] to identify [***]), except for Development Costs incurred by Lilly in performing Lilly Elected Activities that are not specific to a Global Phase III Program, which shall be borne seventy five percent (75%) by Lilly and twenty five percent (25%) by Nektar;

(ii)Following Initial Development Phase.  Development Costs incurred following completion of the Initial Development Phase, but excluding Development Costs for each Product that are specific to a Global Phase III Program for such Product (which costs are subject to Section 4.11(a)(iii) below), shall be borne seventy five percent (75%) by Lilly and twenty five percent (25%) by Nektar; and

(iii)Global Phase III Programs.  Development Costs for each Product incurred that are specific to a Global Phase III Program for such Product shall be borne one hundred percent (100%) by Lilly; provided, that on a Global Phase III Program-by-Global Phase III Program basis, Nektar shall have the one time option to share in up to twenty-five (25%) percent of the Development Costs associated with such Global Phase III Program in consideration for receiving an increased royalty under Section 6.3 (each, a “Nektar Increased Commitment Option”); provided, that each Nektar Increased Commitment Option must be exercised at a whole percent value between one (1) and twenty five (25) (i.e., no fractions of a percent).

As applicable, the foregoing sub-clauses (i), (ii) and (iii) are referred to as the “Cost Sharing Allocation”.

License Agreement_Nektar_Eli Lilly_July 2017

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

(b)Nektar Increased Commitment Option.  Subject to Section 4.11(a)(iii), for each Global Phase III Program the Nektar Increased Commitment Option may be exercised by providing written notice to Lilly designating Nektar’s desired cost share percentage (up to twenty-five (25%) percent) for such Global Phase III Program (such share, the “Nektar Share” and, with the balance deemed to be allocated to Lilly, such allocations shall establish the Cost Sharing Allocation with respect to such Global Phase III Program) within [***] after Lilly provides Nektar with Notice of its intention to commence a particular Global Phase III Program; provided, that prior to or as part of such notice Nektar receives (i) then-current proposed development plan for such Global Phase III Program, including the estimated Development Costs related thereto and any Development Costs incurred to date by Lilly for such Global Phase III Program, and (ii) all available proof of concept data, if any (e.g., Phase II Study data in the case the Phase II Study is completed or interim data analysis in the case of an adaptive Phase II/III Study, etc.).  For clarity, a Global Phase III Program may be commenced in the midst of a Phase II/III Study, and the Phase III Study component, triggering Nektar’s cost sharing (to the extent applicable), shall be deemed to commence upon the [***] in the Phase III Study portion of such Phase II/III Study.  Nektar’s election to share in twenty-five percent (25%) of all Global Phase III Programs shall be referred to as a “Full Share”; Nektar’s decision to not exercise any Nektar Increased Commitment Option for such Global Phase III Program shall be referred to as a “No Share”; and Nektar’s election to exercise a Nektar Increased Commitment Option at an amount greater than zero percent (0%) but less than twenty-five percent (25%) shall be referred to as a “Partial Share” (for clarity, the terms Full Share, No Share and Partial Share are relevant to determining the royalty due pursuant to Section 6.3).

(c)Procedures.

(i)Recording and Reconciliation.  Development Costs shall initially be borne by the Party incurring the cost or expense, subject to reimbursement as provided in this Section 4.11(c) (including Development Costs accrued by Lilly in respect of a Global Phase III Program prior to Nektar’s exercise of the Nektar Increased Commitment Option with respect to such Global Phase III Program).  Each Party shall calculate and maintain records of Development Costs incurred by it and its Affiliates in accordance with procedures to be established by the JPT, and the procedures for [***] reporting of actual results, [***] review and discussion of potential discrepancies, [***] reconciliation, reasonable cost forecasting, and other finance and accounting matters related to Development Costs will be determined by the JPT (the “Development Cost Reconciliation Procedures”).  The Development Cost Reconciliation Procedures will provide the ability to comply with financial reporting requirements of each Party under applicable Laws.  In any event, within [***] after the end of each [***], each Party shall submit to the JPT a report, in such reasonable detail and format as is established by the JPT, of all Development Costs incurred by such Party during such [***].  Within [***] following the receipt of such report, each Party shall have the right to request reasonable additional information related to the other Party’s and its Affiliates’ Development Costs during such [***] in order to confirm that such other Party’s spending is in conformance with the approved Development Budget.  The JPT shall establish (subject to the Parties mutual agreement with respect thereto) reasonable procedures for the Parties to share estimated Development Costs for each [***] prior to the end of such [***], to enable each Party to appropriately accrue its share of Development Costs for financial reporting purposes.

License Agreement_Nektar_Eli Lilly_July 2017

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

(ii)Timing.  On a [***] basis, the Party (with its Affiliates) that incurs more than its share of the total actual Development Costs (by reference, on an Indication-by-Indication basis, to the Cost Sharing Allocation applicable to each such Indication) shall be paid by the other Party an amount of cash sufficient to reconcile to its agreed percentage of actual Development Costs in each [***] within [***] of the [***] end; provided that, the Parties shall also undertake an [***] true-up following the [***] of each [***].

(iii)Variances.  Notwithstanding the foregoing, on a [***] basis, the Parties shall not share any Development Costs in excess of the amounts allocated for such [***] in the Development Budget and each Party will be solely responsible for Development Costs it incurs in excess of the amounts set forth in the Development Budget; provided, however, that Development Costs in excess of the Development Budget shall be included in the calculation of Development Costs to be shared by the Parties if (A) the JSC approves such excess Development Costs (either before or after they are incurred), or (B) to the extent such excess Development Costs do not exceed by more than [***] the total Development Costs allocated to be incurred by such Party and its Affiliates in the applicable [***] in accordance with the applicable Development Budget for such [***].

(iv)Payment Timing.  The net amount payable to accomplish the sharing of Development Costs as provided under this Agreement shall be paid by Lilly or Nektar, as the case may be, within [***] after receipt of an undisputed invoice.  In the event of any dispute regarding the reconciliation payments due from one Party to the other, the Parties shall work together in good faith to resolve such dispute as expeditiously as possible.

(v)Audit Rights.  Development Costs are subject to audit in accordance with Section 6.8 applied mutatis mutandis (subject only to appropriate modifications of the references to the subject matter of such audit and the Party conducting and being audited respectively).

Article V

manufacturing and commercialization

5.1Quality Matters and PEG Reagent Supply.

(a)Quality Generally.  Lilly will determine, in accordance with applicable regulatory requirements, all Product quality standards for Product to be used in clinical trials or for commercial supply including: stability; process validation and pre-approval inspection preparation; common specifications; assay methodology and storage conditions.  Lilly will also determine in accordance with applicable regulatory requirements such Product quality standards that must be included in any manufacturing requirements for Product.

(b)Quality Agreement, Supply Agreements and Safety Regulatory Agreement.  The Parties shall negotiate in good faith and enter into a Quality Agreement, an Early Clinical-Phase Supply Agreement for the PEG Reagent for the Compounds, and a Safety Regulatory Agreement, all within [***] of the Effective Date or as otherwise mutually agreed by the Parties in writing, covering the pre-clinical and clinical trial collaboration activities under this Agreement, including, if applicable, Nektar’s or any of its Affiliate’s or Third Party contractor’s provision of clinical trial materials and subject to Lilly’s audit of Nektar and its supply chain.  The Quality Agreement and

License Agreement_Nektar_Eli Lilly_July 2017

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

the Safety Regulatory Agreement shall be in place before Nektar or any of its Affiliates or Third Party contractors conducts activities related to the preparation of such clinical trial materials or begins any clinical trials.  The Quality Agreement shall include the responsibility for quality elements, including audits and inspections, sub-contractors and suppliers, change control and corresponding regulatory amendments, out-of-specification results, deviations and investigations, Product recalls, withdrawals, product complaints and a list of key quality contacts.  The “[***] Supply Agreement” will appoint Nektar to be [***] to Lilly of PEG Reagent for all Compounds for use in Products prepared for pre-clinical and clinical trial up to and including a [***] (or other [***]) collaboration activities, and will be negotiated based on the term sheet attached hereto as Schedule 5.1(b) Part A.  At Lilly’s election and upon written notice of the same by Lilly to Nektar, the Parties shall negotiate in good faith a “[***] Supply Agreement”, and related quality agreement, [***], for Nektar to be [***] (as designated by Lilly in the above-referred election) commercial supply (i.e., including supply for the [***]) agent of PEG Reagents for all Compounds and Products manufactured by or on behalf of Lilly under this Agreement based on the term sheet attached hereto as Schedule 5.1(b) Part B.  Notwithstanding the foregoing, neither Party shall be obligated to execute the [***] Supply Agreement or the [***] Supply Agreement and Lilly shall have the right to trigger a manufacturing technology transfer at any time upon notice in accordance with Section 5.2.

5.2Manufacturing of the Product.  The Parties agree to use good faith efforts to maximize the value of their development and commercialization activities under this Agreement through implementing an economical supply chain; provided, that, except as otherwise set forth herein, Lilly will have the exclusive right to manufacture, or have manufactured, Compound and/or Product (other than PEG Reagent, which is supplied by Nektar in accordance with Section 5.1(b)) for pre-clinical trial material, clinical trial material and commercial supply, and all cGMP manufactured Product, including Lilly having the authority, in its sole discretion, to make any and all decisions (or take any and all actions) related thereto.  In accordance with the Product Development Plan, Nektar may manufacture Compound and/or Product for pre-clinical trial material and clinical trial material, including material for use to perform the Initial Development Activities, under applicable cGMPs.  If Nektar uses a contract manufacturer for any of the activities described under this Section 5.2 (or any other supply arrangement as described in Section 5.1), Lilly will have the right to audit and approve (such approval not to be unreasonably withheld or delayed) such contract manufacturer (and Lilly hereby acknowledges that the existing contract manufacturers providing services to Nektar as of the Effective Date  will continue doing so until otherwise determined by Lilly).  Upon Lilly’s request, Nektar will disclose or deliver to Lilly, or a contract manufacturer designated by Lilly, [***] (and will [***] to obtain all [***] that is necessary or useful (as such usefulness is reasonably determined by [***]) to enable Lilly or a contract manufacturer to manufacture Compound and/or Product [***]; provided however, that in the event Nektar is required under this Agreement to make a transfer of any [***], such transfer shall be subject to the terms and conditions of [***].  Without limiting the foregoing, each Party will use reasonable efforts, each pursuant to the Cost Sharing Allocation in Section 5.4, to facilitate the transfer of such [***].

5.3Marketing and Sales of Product.  Subject to the scope of the exclusive license granted to Lilly under Section 2.1(a), Lilly will have all rights, responsibility and related expense for commercialization, marketing and sales of Product and will book all sales of Product, and will provide royalty reports to Nektar in accordance with Section 6.6.  Until the expiration of the Reasonable Efforts Period (and continuing thereafter provided [***], Lilly shall provide Nektar, at least [***], with a written report summarizing the current status of the estimated timeline and projected efforts for the commercialization, marketing and sales of any Products in the [***].  The “Reasonable Efforts Period” shall mean, on a Product by Product basis, that period beginning with First Commercial Sale of each

License Agreement_Nektar_Eli Lilly_July 2017

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

Product and continuing until Lilly has first achieved [***] in aggregate, annual Net Product Sales for such Product.

5.4U.S. Co-Promotion Option.  Lilly hereby grants Nektar an option to provide [***] of the Product commercialization and medical-related FTEs (i.e., sales representatives to detail Product and medical liaisons) in the United States (the “U.S. Co-Promotion Option”).  Nektar may exercise the U.S. Co-Promotion Option by written notice to Lilly, indicating the percentage of commercialization-related FTEs it would like to provide [***] no later than the date that is [***], as reasonably estimated by Lilly and communicated to Nektar by written notice; provided, that Nektar’s right to exercise the U.S. Co-Promotion Option is contingent upon Nektar fulfilling the following prerequisites: [***].  Starting from the date of exercise by Nektar of the U.S. Co-Promotion Option, if ever, and for a period of [***] thereafter (the “U.S. Co-Promotion Negotiation Period”), the Parties shall enter into good faith negotiations relating to the terms of a co-promotion agreement (“U.S. Co-Promotion and Medical Support Agreement”); provided, that if (i) Nektar does not timely exercise its U.S. Co-Promotion Option, or (ii) the Parties fail to reach agreement on a U.S. Co-Promotion and Medical Support Agreement during the U.S. Co-Promotion Negotiation Period, then, as applicable, the U.S. Co-Promotion Option shall expire and this Section 5.4 shall be of no further force or effect.  As will be set forth in more detail in the U.S. Co-Promotion and Medical Support Agreement, Lilly will pay for training materials and will reimburse Nektar’s costs incurred in undertaking such Product detailing activities [***] with respect to sales representatives detailing activities or [***] with respect to medical support activities to be conducted by medical liaisons.

Article VI

Financial matters

6.1Initial Payment.  Within [***] after the Effective Date, as partial consideration for the rights and licenses granted herein, Lilly will pay Nektar a non-refundable and non-creditable amount equal to one hundred fifty million U.S. dollars (US$150,000,000); provided, that nothing in this Section 6.1 is intended to limit either Party’s rights to pursue or obtain damages arising from a breach of this Agreement (the “Initial Payment”).

6.2Regulatory Milestone Payments.

(a)Notice of Regulatory Milestone Achievement.  Within [***] following the date of achievement by Lilly (whether by Lilly or any of its Affiliates or any of their respective sublicensees) of any of the Regulatory Milestone events described in the table in this Section 6.2 below (each a “Regulatory Milestone”), Lilly shall give Notice to Nektar thereof in writing.

(b)Payment for Regulatory Milestone Achievement.  Within [***] following the achievement by Lilly (whether by Lilly or any of its Affiliates or any of their respective sublicensees) of a particular Regulatory Milestone event described in the table below in this Section 6.2(b) with respect to the first Product to achieve such Regulatory Milestone, Lilly shall pay, or cause to be paid, to Nektar the corresponding payment for the applicable Regulatory Milestone achieved as set forth below (each a “Regulatory Milestone Payment”), each such payment being non-refundable and non-creditable; provided, that nothing in this Section 6.2, is intended to limit either Party’s rights to pursue or obtain damages arising from a breach of this Agreement:

License Agreement_Nektar_Eli Lilly_July 2017

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

Regulatory Milestones	Payment Amount (USD)
1.First patient treated by or on behalf of Lilly in a Phase III Study for a Product	[***]
2.First Phase III Study “success” for or on behalf of Lilly for a Product (as “success” is defined in Section 6.2(c)(i))	[***]
3.First receipt by or on behalf of Lilly of an approved BLA for a Product from FDA	[***]
4.First receipt by or on behalf of Lilly of an approved BLA for a Product from the European Commission, on recommendation from the EMA	[***]

(c)Regulatory Milestone Clarifications.

(i)“Success”.  For purposes of this Section 6.2, “success” means meeting such Phase III Study’s primary end point [***]; provided, that if a Phase III Study turns out to be the primary evidence supporting Lilly’s receipt of a BLA from the FDA and from the European Commission, on recommendation from the EMA for a Product, then such Phase III Study shall be deemed a “success”.

(ii)[***].

(iii)Frequency.  Each Regulatory Milestone set forth in this Section 6.2 shall be payable only [***] that achieve such milestone.

6.3Product Royalties.  Subject to Section 6.4, during the Royalty Term, Lilly shall pay, or cause to be paid, to Nektar the following tiered royalties on Net Product Sales with respect to each Product in a Calendar Year, each such payment being non-refundable and non-creditable (except with respect to permitted deductions pursuant to Section 6.4(c) and audit credits pursuant to Section 6.8); provided, that nothing in this Section 6.2, is intended to limit either Party’s rights to pursue or obtain damages arising from a breach of this Agreement:

Portion of aggregate Net Product Sales for such Product in a Calendar Year (USD)	Royalty rate applicable to such portion if Full Share elected in accordance with Section 4.11(b)	Royalty rate applicable to such portion if No Share elected in accordance with Section 4.11(b)	Royalty rate applicable to such portion if Partial Share elected in accordance with Section 4.11(b)
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

License Agreement_Nektar_Eli Lilly_July 2017

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

6.4Duration of Royalty Payments and Modifications.

(a)Royalty Term.  As used in this Agreement, “Royalty Term” means, on a country-by-country and Product-by-Product basis, the period commencing on the First Commercial Sale of a Product in such country and continuing until the later to occur of: (i) the expiration of the last to expire Valid Claim with respect to such Product in such country; (ii) the date on which Regulatory Exclusivity in such country with respect to such Product expires; and (iii) the [***] of such First Commercial Sale in such country. Following the expiration of a particular Royalty Term with respect to such country and Product to which such Royalty Term related, (1) the license to Lilly set forth in Section 2.1 shall be perpetual, fully paid-up and royalty-free with respect to such Product in such country and (2) sales of a particular Product in such country shall be excluded in determining Net Product Sales of such Product.

(b)Effect of Partial Share Election.  In the event Nektar exercises one or more Nektar Increased Commitment Options as a Partial Share, then the applicable royalty rates under Section 6.3 will be increased [***] by applying the mathematical equation set forth on Schedule 6.4(b) to the royalty rates that would have been applicable if Nektar had elected No Share (i.e., the third column of the royalty table in Section 6.3) (“Minimum Royalty Rate Tiers”); provided however, that Nektar’s royalty rates shall [***] the royalty rates that would apply if Nektar had elected Full Share (i.e., the second column of the royalty table in Section 6.3).

(c)Anti-Stacking.  In the event the manufacture, use or sale of a particular Product/Compound under this Agreement would infringe the intellectual property rights of any Third Party absent a license thereunder, and Lilly obtains a license under such intellectual property rights, then Lilly may deduct from the royalties due to Nektar pursuant to Section 6.3 [***] of any payments actually paid to any such Third Party as consideration solely for any such license to such intellectual property rights; provided that, in no event may the aggregate of such deductions (applicable to all Third Parties) under this Section 6.4(c) against the royalties payable in a given Calendar Year exceed [***] of royalties otherwise due to Nektar.

(d)Biosimilar Product Competition.

(i)Reduction.  Each Party shall notify the other as promptly as reasonably practicable in the event that it becomes aware of a marketing authorization being issued in a [***] to sell a Biosimilar Product with a respect to a given Product.  On a country-by-country and Product-by Product basis, if during a [***] for which royalties are being calculated hereunder for a particular Product, one or more products being sold in a particular country are Biosimilar Products with respect to such Product, then the royalty rate otherwise applicable to the Net Product Sales of such Product in such country during such [***] and thereafter (for as long as such Biosimilar Products are sold in such country) shall be reduced as follows:

(A)[***], in the event that in any [***] following the first commercial sale of any Biosimilar Product in such country, [***]; and

(B)[***], in the event that in any [***] following the first commercial sale of any Biosimilar Product in such country, [***].

(ii)Biosimilar Product. For purposes of this Agreement, “Biosimilar Product” means, with respect to a particular Product in a particular country, a

License Agreement_Nektar_Eli Lilly_July 2017

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

pharmaceutical product that (a) is approved for use in such country pursuant to a regulatory approval process governing approval of generic, interchangeable or biosimilar biologics of such Product [***] and (b) is sold in the same country as such Product by any Third Party that is not a sublicensee of Lilly or its Affiliates and did not purchase such pharmaceutical product in a chain of distribution that included any of Lilly, its Affiliates or their sublicensees.

(iii)Retroactive Effect.  For purposes of clarity, in any [***] during which there are sales of a Biosimilar Product and Net Product Sales have decreased by the percentage indicated in the applicable portion of subclause (i), the applicable royalty reduction shall be effective beginning [***] in which such percentage sales decrease first occurs.  An [***] true-up will occur following the completion of any such [***] to ensure any balances owed/due have been settled, and during the course of any such [***], in connection with the foregoing, the Parties will establish reasonable procedures to share estimated royalty payments to enable each Party to make appropriate and timely accounting entries for financial reporting purpose.

(e)Step-Down for [***].  On a Product-by-Product and country-by-country basis, the royalties payable by Lilly with respect to Net Product Sales of such Product in such country shall be reduced by [***] if after [***].

6.5Payments under Sublicense.  If Lilly sublicenses its rights to a Product to a sublicensee, Lilly will pay Nektar, or cause to be paid, each and all payments as they become due and payable to Nektar under this Agreement for each sublicensed Product.

6.6Royalty Reports.  For so long as a Royalty Term is in effect, royalty reports for each [***] are due [***].  For each [***], the royalty report will set out Net Product Sales for each Product and the royalty amounts due hereunder with respect to each Product for such [***]. Interim royalty reports shall also be due for each of the [***] after the end of such [***].  For each such [***], the royalty report will set out Net Product Sales for each Product for such [***] and the royalty amounts due hereunder with respect thereto for each Product.

6.7Royalty Payment Terms.  Royalties provided for under this Agreement will be due and payable with respect to each Product on the date the royalty report is due for the applicable [***].

6.8Audits.  Within the Term, Nektar shall [***] have the right to have any nationally recognized, independent certified public accounting firm (subject to Lilly’s approval not to be unreasonably withheld or delayed) inspect Lilly’s records for [***] for the purpose of determining the accuracy of any royalties due under this Agreement.  No period will be audited more than once. Nektar shall submit an audit plan, including audit scope, to Lilly for Lilly’s approval, which shall not be unreasonably withheld or delayed, prior to audit implementation.  The auditor shall keep confidential any information obtained during such inspection and shall report to Nektar and Lilly only the amounts of Net Product Sales and royalties due and payable for such period audited.   If determined that additional royalties are owed, or that royalties were overpaid, during such period, Lilly will pay Nektar (with interest subject to Section 6.11) the additional royalties, or Nektar will credit (with interest subject to Section 6.11) Lilly the overpaid royalties within [***] of the date the auditor’s written report is received by the paying Party (provided that if any unpaid balances are remaining owed to Lilly at the end of the Term then Nektar shall refund the payment to Lilly within [***] thereafter). The fees charged by the auditor will be paid by Nektar unless any additional royalties owed [***], in which case Lilly will pay the reasonable fees of the auditor. Lilly (including its Affiliates) and its sublicensees shall keep complete and

License Agreement_Nektar_Eli Lilly_July 2017

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

accurate books and records that may be necessary to ascertain properly and to verify the payments owed hereunder.

6.9Withholding of Taxes.  Lilly agrees that the Initial Payment and all Regulatory Milestone Payments set forth in Section 6.1 and Section 6.2, and all other payments to Nektar under this Agreement, shall be paid from a United States domiciled entity for tax purposes; provided, however, that if any such payments subsequent to the Initial Payment are to be made from an entity domiciled outside of the United States, Lilly must provide Nektar with Notice at least [***] in advance of such payment to enable Nektar to meet requirements under applicable law (e.g., pursuant to the requirements of IRS Form 8802).  Any withholding of taxes levied by tax authorities on the payments by Lilly to Nektar hereunder that are required by applicable law to be deducted from such payments to Nektar will be deducted by Lilly from the sums otherwise payable by it hereunder for payment to the proper tax authorities on behalf of Nektar and Lilly will pay the taxes to the proper taxing authority and send evidence of the obligation together with proof of tax payment to Nektar on a timely basis following that tax payment.  Such taxes will be borne by Nektar.  Lilly agrees to reasonably cooperate with Nektar in the event Nektar claims exemption from such withholding or seeks refunds or deductions under any double taxation or other treaty or agreement from time to time in force, such cooperation to include providing receipts of payment of such withheld tax or other documents reasonably available to Lilly.  The Parties shall discuss applicable mechanisms (including reasonable cooperation in securing applicable treaty benefits) for minimizing such taxes to the extent possible in compliance with applicable law.  In addition, the Parties shall cooperate in accordance with applicable law to minimize indirect taxes (such as value added tax, sales tax, consumption tax and other similar taxes) in connection with this Agreement.

6.10Currency of Payments; Exchange Controls.  Except as otherwise provided in this Agreement, all amounts owed by a Party under this Agreement shall be paid by such Party via wire transfer of immediately available funds in U.S. dollars to the account designated in writing to such Party by the other Party provided that such payment shall only be made to a jurisdiction of the payee-Party or a jurisdiction where the payee-Party has a significant business presence.  If at any time legal restrictions prevent the prompt remittance of part or all royalties with respect to any country where Product is sold, payment will be made through such lawful means or methods as Lilly may determine.

6.11Interest on Late Payments.  If either Party fails to pay any payment due under this Agreement within [***] after the date such payment is due, as provided in this Agreement, such late payment shall bear interest, to the extent permitted by applicable law, [***], as calculated on the number of days the relevant payment is delinquent from and including the date payment is due through and including the date upon which the owed Party has collected immediately available funds in its own account, or such rate as is legally permissible, whichever is less.  Interest will be paid based on [***] rate.

Article VII

INTELLECTUAL PROPERTY

7.1Disclosure of Inventions.  During the Term of this Agreement, Nektar and Lilly will each promptly disclose to the other any Inventions necessary or useful (as such usefulness is reasonably determined by the disclosing Party) for the development, manufacture, use or sale of Product/Compound in the Field.

7.2Ownership by Nektar.  As between the Parties, all right, title and interest in and to all Nektar Technology, Nektar Inventions, Nektar Materials and Nektar Patent Rights shall be owned by Nektar.

License Agreement_Nektar_Eli Lilly_July 2017

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

7.3Ownership by Lilly.  As between the Parties, all right, title and interest in and to all Lilly Technology, Lilly Inventions, Lilly Materials and Lilly Patent Rights shall be owned by Lilly.

7.4Joint Ownership.  Subject to Section 7.5, all right, title and interest in all Joint Inventions and Joint Patent Rights shall be owned jointly by Lilly and Nektar.

7.5Cooperation.  Each Party represents and agrees that all its, or as applicable, its Affiliates’, employee(s), contractor(s) and agent(s) will be obligated under a binding written agreement or otherwise to assign to such Party all Inventions made or conceived by such employee(s), contractor(s) or other agent(s) in connection with this Agreement.  Each Party agrees to make, and hereby makes, the assignments necessary to accomplish the ownership of Patent Rights as set forth in this Article VII, and each Party agrees that, upon request and without further compensation (except for reimbursement of related and reasonable out-of-pocket expenses (except outside counsel fees)), such Party shall execute such further documents as may be reasonably necessary or appropriate, and provide reasonable assistance and cooperation, including the giving of testimony, as may be necessary or desirable for obtaining, sustaining, reissuing or enforcing the Parties’ rights in the Patent Rights, including as set forth in this Article VII.

7.6Nektar Exclusive Patents And Nektar Patent Rights.

(a)Nektar Exclusive Patents.  Lilly will have sole responsibility for and control over the filing, prosecution, maintenance, defense and enforcement of any and all Nektar Exclusive Patents.  [***].

(b)Nektar Patent Rights that are not Nektar Exclusive Patents.  Nektar will have sole responsibility for and control over the filing, prosecution, maintenance, defense and enforcement of any and all Nektar Patent Rights that are not Nektar Exclusive Patents, subject to Section 7.9.

(c)Costs and Cooperation.  Lilly shall bear [***] the expenses incurred in connection with the preparation, filing, prosecution and maintenance of Nektar Exclusive Patents, and Nektar will bear [***] the expenses incurred in connection with the preparation, filing, prosecution and maintenance of Nektar Patent Rights that are not Nektar Exclusive Patents.  Through the JPC, Nektar will keep Lilly reasonably informed regarding the status and prosecution of all Nektar Patent Rights that are not Nektar Exclusive Patents, and Nektar agrees to give due consideration to all directions, comments, instructions and guidance provided by Lilly in respect of such Patents. Through the JPC, Lilly will keep Nektar reasonably informed regarding the status and prosecution of all Nektar Exclusive Patents, and Lilly agrees to give due consideration to all directions, comments, instructions and guidance provided by Nektar in respect of such Patents.  The Parties each agree that with respect to their managing the prosecution and maintenance of the Nektar Exclusive Patents and Nektar Patent Rights, each Party [***].

7.7Lilly Patent Rights.  Lilly will have sole responsibility for and control over the filing, prosecution, maintenance and enforcement of the Lilly Patent Rights, [***].

7.8Joint Patent Rights.  Lilly will have the first right to assume responsibility for the preparation, filing, prosecution and maintenance of any Joint Patent Rights, in each country or region of the Territory where the Parties elect to pursue or maintain Patent registration.  [***] in connection with such preparation, filing, prosecution and maintenance of Joint Patent Rights.  [***].  Each Party will keep the other reasonably informed of, and consult with the other Party with respect to the status and prosecution of all Patents included in such Joint Patent Rights, including promptly providing the other

License Agreement_Nektar_Eli Lilly_July 2017

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

Party with copies of all material correspondence with the applicable Patent regulatory authority and the opportunity to review and comment on any papers, responses or other filings prepared for submissions to said authorities in advance of their filing.  If either Party elects not to assume such responsibility, the other Party will have the right but not the obligation to do so, and will keep the other Party reasonably informed of, and consult with the other Party with respect to, the status and prosecution of all Patents included in such Joint Patent Rights.

7.9[***].

7.10Patent Term Extension.  Nektar will reasonably cooperate with Lilly, upon Lilly’s reasonable request and at Lilly’s [***], in obtaining Patent term extension or supplemental protection certificates and the like with respect to the Joint Patent Rights and Nektar Patent Rights that cover a Product, in each country and region where it is practicable to do so.  Lilly will make the election in accordance with the preceding sentence and Nektar agrees to abide by such election.  [***].

7.11Data and Intellectual Property.  Unless otherwise specified in this Agreement, Technology and Patent Rights Controlled by either Party as of the Effective Date or during the Term (including ownership as set forth in this Agreement) will remain, as between the Parties, the sole property of the Controlling Party, which that Party may exploit in any manner it chooses at its sole discretion, except to the extent otherwise provided in this Agreement.

Article VIII

INFRINGEMENT, ENFORCEMENT & DEFENSE

8.1Infringement of Third Party Patent Claims.

(a)[***].  In the event the use or sale of a Product by either Party or any of its Affiliates or sublicensees becomes the subject of an actual claim of infringement of a [***], and [***], the Parties shall [***].

(b)Defense.  Subject to Section 8.6, unless the Parties otherwise agree, [***].  Each Party shall reasonably cooperate with the Party conducting the defense of the claim.  Each Party shall keep the other Party hereto reasonably informed of all material developments in connection with any such claim, suit or proceeding, and the Parties shall reasonably cooperate in conducting the defense of any such claim.  [***].  Neither Party shall enter into any settlement that affects any the other Party’s rights or interests without such other Party’s prior written consent, not to be unreasonably withheld, conditioned or delayed.

8.2Enforcement Action Relating to Nektar Exclusive Patents.  Nektar and Lilly will each promptly notify the other in writing of any alleged or threatened infringement of any of the Nektar Exclusive Patents (an “Action”) of which they become aware.  [***].  In any Action, any damages or other recovery, including compensatory and other non-compensatory damages or recovery actually received from a Third Party, shall first be used to reimburse the Parties for their respective costs and expenses incurred in connection with such Action, with the remainder to be [***].

8.3Enforcement Action of Nektar Patent Rights Other than Nektar Exclusive Patents.  Nektar and Lilly will each promptly notify the other in writing of any alleged or threatened infringement of any of the Nektar Patent Rights (other than Nektar Exclusive Patents) or misappropriation of Nektar Technology.  [***].

License Agreement_Nektar_Eli Lilly_July 2017

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

8.4Enforcement of Joint Patent Rights.  Nektar and Lilly will each promptly notify the other in writing of any alleged or threatened infringement of the Joint Patent Rights of which they become aware.  [***].  In the event a Party brings an infringement action against a Third Party as described herein, the other Party will reasonably cooperate, including, [***].

8.5Validity Defense.

[***].

8.6[***]

Article IX

CONFIDENTIALITY

9.1Nondisclosure; Use; Exceptions.  Each Party agrees that, during the Term and for a period of [***] from the expiration or termination of this Agreement, neither Nektar nor Lilly shall publish or disclose to any Third Party, including its independent contractors, or use for any purpose besides exercising their respective rights and performing their respective obligations under this Agreement, any or all Confidential Information of the other Party, except as expressly permitted by this Article IX.

9.2Authorized Disclosures.

(a)Compliance.  Either Party may disclose Confidential Information of the other Party if such Party is required to make such disclosure by applicable law, regulation or legal process, including by the rules or regulations of any tax authority, the United States Securities and Exchange Commission, or any other similar regulatory agencies in a country other than the United States or of any stock exchange or other securities trading institution, in which event such Party shall provide prior Notice of such intended disclosure to such other Party if reasonably practicable under the circumstances and shall disclose only such Confidential Information of such other Party as is required to be disclosed.

(b)Approvals.  The Parties expressly agree that Lilly may submit Confidential Information of Nektar to any Regulatory Agency solely to the extent necessary for obtaining Product marketing approvals in the Field.

(c)Potential Partners.  Either Party may disclose the material terms of this Agreement (but not financial terms) upon the written consent of the other Party, such consent not to be unreasonably withheld or delayed (which consent may be to external counsel under conditions reasonably agreed to by the Parties to enable such counsel to determine whether there are any potential conflicts with actual and potential licensees, collaborators or other potential partners), with respect to such Party exercising its rights or obligations under this Agreement or otherwise in the ordinary course of exercising its rights with respect to intellectual property that such Party is licensing hereunder; provided each recipient agrees to be bound by similar terms of confidentiality and non-use at least equivalent in scope to and no less restrictive than those set forth in this Article IX prior to any disclosure (provided that such terms shall not include the provisions of Section 9.4).

License Agreement_Nektar_Eli Lilly_July 2017

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

(d)Certain Third Parties.  Either Party may disclose the results of the Development Program and/or the material terms of this Agreement to non-strategic (financial) investors, lenders, any bona fide potential or actual investor, investment banker, acquirer, merger partner, or other potential or actual financial partner, provided each agrees to be bound by similar terms of confidentiality and non-use at least equivalent in scope to and no less restrictive than those set forth in this Article IX prior to any disclosure (provided that such terms shall not include the provisions of Section 9.4).

(e)Miscellaneous.  Each Party may disclose or use the other Party’s Confidential Information to the extent such disclosure is necessary or useful in the following instances:

(i)filing or prosecuting Patent Rights in accordance with Article VII;

(ii)prosecuting or defending litigation, except that a Party may not use or disclose the other Party’s Confidential Information to challenge the validity or enforceability of such other Party’s Patent Rights;

(iii)complying with applicable governmental regulations including tax laws (including to Third Party auditors);

(iv)conducting pre-clinical or clinical trials of Products in accordance with the terms and conditions of this Agreement;

(v)disclosure to Affiliates, sublicensees, employees, consultants, contractors or agents in connection with the performance of this Agreement and who are bound by similar terms of confidentiality and non-use at least equivalent in scope to and no less restrictive than those set forth in this Article IX prior to any disclosure or who are bound by professional obligations of confidentiality (provided that such terms shall not include the provisions of Section 9.4); and

(vi)in the case of Lilly, to fully exploit the license granted to it under Section 2.1.

9.3Response Plan and Notification of Non-Authorized Disclosures.  Each Party shall have a response plan in place for any disclosure of Confidential Information that is not authorized or otherwise permitted under this Agreement.  Such plan shall include considerations of, among other things, notification, remediation and retrieval.  In the event that a Party becomes aware of an unauthorized disclosure of the other Party’s Confidential Information, then such Party shall notify the other Party promptly in writing.

9.4Know-How License Grant.  Except to the extent Nektar has granted exclusive rights to Lilly under Section 2.1, each Party grants the other Party a non-exclusive license to use, outside the scope of this collaboration and for any purpose, any know-how or Confidential Information shared in the performance of this Agreement by such Party solely to the extent such know-how or Confidential Information has been retained (without intentional memorization) in intangible form in the minds of such Party’s employees (or its Affiliates’ employees) who have had access to such know-how or Confidential Information pursuant to the terms of this Agreement and without reference to any tangible copies of such know-how or Confidential Information; provided, that such Party’s use of such know-how or Confidential Information is on an “as is, where is” basis, with all faults and all representations and warranties disclaimed and at such Party’s sole risk.  Notwithstanding anything to the contrary in this Agreement,

License Agreement_Nektar_Eli Lilly_July 2017

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

nothing in this Section 9.4 shall, or shall be interpreted to, grant any license to or under any Patent Rights.  Furthermore, notwithstanding anything to the contrary in this Agreement, except to the extent Nektar has granted exclusive rights to Lilly under Section 2.1, neither Party is forfeiting any rights that each may have to perform research activities in compliance with 35 U.S.C. § 271(e)(1) or any experimental or research use exemption that may apply in any country.

Article X

INDEMNIFICATION AND REPRESENTATIONS AND WARRANTIES

10.1Indemnification by Lilly.  Lilly will defend, indemnify and hold Nektar and its directors, officers, controlling Persons, employees, agents and contractors (the “Nektar Indemnified Parties”) harmless from and against any and all losses, claims, suits, proceedings, expenses, recoveries and damages, including reasonable legal expenses and costs including attorneys’ fees, resulting or arising out of any claim by any Third Party to the extent resulting or arising from (a) the gross negligence or willful misconduct of Lilly, any of its Affiliates, or any of their respective directors, officers, employees, agents or contractors; (b) the development, commercialization, manufacture, use or sale of the Products, if any, by or on behalf of Lilly (other than by or on behalf of Nektar), any of its Affiliates or any of their respective sublicensees; or (c) any breach of this Agreement by Lilly, any of its Affiliates or any of their sublicensees; except, in each case, to the extent caused by the negligence or willful misconduct of any of the Nektar Indemnified Parties.  Nektar will give Lilly prompt Notice of any such claim or lawsuit and, without limiting the foregoing indemnity, Lilly will have the right to compromise, settle or defend any such claim or lawsuit (to the extent subject to indemnity by Lilly as set forth herein); provided that (i) no offer of settlement, settlement or compromise by Lilly shall be binding on Nektar without its prior written consent, not to be unreasonably withheld, conditioned or delayed, unless such settlement fully releases Nektar without any liability, loss, cost or obligation incurred by Nektar and in no event shall any settlement or compromise admit or concede that any aspect of any of the Nektar Patent Rights is invalid or unenforceable or adversely affect the scope of any of the Nektar Patent Rights and (ii) Lilly shall not have authority to admit any wrongdoing or misconduct on the part of Nektar or any of its Affiliates except with Nektar’s prior written consent.

10.2Indemnification by Nektar.  Nektar will defend, indemnify and hold Lilly and its directors, officers, employees, agents and contractors (the “Lilly Indemnified Parties”) harmless from and against any and all losses, claims, suits, proceedings, expenses, recoveries and damages, including reasonable legal expenses and costs including attorneys’ fees, resulting or arising out of any claim by any Third Party to the extent resulting or arising from (a) the gross negligence or willful misconduct of Nektar, any of its Affiliates, or any of their respective directors, officers, employees, agents or contractors; (b) the development, manufacture, use or sale of the Products, if any, by or on behalf of Nektar  (other than by or on behalf of Lilly); or (c) any breach of this Agreement by Nektar, or any of its Affiliates; except, in each case, to the extent caused by the negligence or willful misconduct of any of the Lilly Indemnified Parties.  Lilly will give Nektar prompt Notice of any such claim or lawsuit and, without limiting the foregoing indemnity, Nektar will have the right to compromise, settle or defend any such claim or lawsuit (to the extent subject to indemnity by Nektar as set forth herein); provided that (i) no offer of settlement, settlement or compromise by Nektar shall be binding on Lilly without its prior written consent, not to be unreasonably withheld, conditioned or delayed, unless such settlement fully releases Lilly without any liability, loss, cost or obligation incurred by Lilly and in no event shall any settlement or compromise admit or concede that any aspect of any of the Lilly Patent Rights is invalid or unenforceable or adversely affect the scope of any of the Lilly Patent Rights and (ii) Nektar shall not have authority to admit any wrongdoing or misconduct on the part of Lilly or any of  its Affiliate except with Lilly’s prior written consent.

License Agreement_Nektar_Eli Lilly_July 2017

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

10.3Nektar Representations and Warranties to Lilly.  Nektar represents and warrants that as of the Effective Date:

(a)it is the sole and exclusive owner of the Nektar Patent Rights licensed to Lilly hereunder;

(b)the intellectual property licensed to Lilly hereunder represents all of the intellectual property rights that are being used by Nektar or its Affiliates for the research, development, manufacture and commercialization of Products/Compounds in the Field in the Territory;

(c)Nektar has the full right, power and authority to grant the rights and licenses it purports to grant hereunder, and neither Nektar nor any of its Affiliates has granted any Third Party any rights or licenses that would interfere, be inconsistent with or otherwise violate Lilly’s rights and licenses hereunder or otherwise cause Nektar to be in breach of any Third Party agreements;

(d)(i) None of the Nektar Intellectual Property is subject to any existing royalty or other payment obligations to any Third Party under any agreement or understanding entered into by Nektar or its Affiliates, and (ii) Nektar has no knowledge of any obligation to pay any royalties or other amounts to any Third Party, in each instance in respect of clauses (i) and (ii) in this Section 10.3(d), by reason of Lilly’s use thereof as contemplated by this Agreement (other than any fees or royalties that may be owed upon termination or transition of manufacturing with or from existing Third Party manufacturers as set forth in Schedule 10.3(d));

(e)to Nektar’s knowledge, use of the Nektar Intellectual Property by Lilly in accordance with the terms of this Agreement as currently contemplated, including Lilly’s further development, manufacturing and/or commercialization of Product in the Field will not infringe on the rights of any Third Party, including any Third Party intellectual property rights;

(f)as of the Effective Date, it has received no written notice of or any written demand relating to any threatened or pending litigation which would reasonably lead it to believe that Lilly’s exercise of any rights granted by Nektar under this Agreement in respect of the Nektar Intellectual Property will infringe any Patent Rights or misappropriation of other intellectual property rights of any Third Party;

(g)Nektar has not given any written notice to any Third Party asserting infringement by such Third Party of any of the (i) Nektar Patent Rights, or (ii) Nektar Technology in the Field, and, to Nektar’s knowledge, there is no unauthorized use, infringement or misappropriation of the (A) Nektar Patent Rights or (B) Nektar Technology in the Field;

(h)Nektar has made available to Lilly all toxicology studies, clinical data, manufacturing process data, material filings and material correspondence with Regulatory Agencies, and all other material information in its possession or control relating to the Product and Compounds, and, to the knowledge of Nektar, all such information is complete and accurate in all material respects;

(i)no claims for liability for death or injury to any Person as a result of any defect in the Compounds or Product, or any statutory liability or any liability assessed with respect to any

License Agreement_Nektar_Eli Lilly_July 2017

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

failure to warn arising out of the Compounds or Product have been asserted against Nektar or its Affiliates;

(j)all development previously conducted by Nektar or its Affiliates with respect to the Compounds (including all pre-clinical studies and clinical trials), testing, manufacture, labeling, storage, and distribution of the Compounds have been conducted by Nektar and its Affiliates and, to Nektar’s knowledge, its Third Party contractors, in compliance in all material respects with all applicable laws and requirements of Regulatory Agencies, including all applicable laws pertaining to investigational use, record keeping, security and filing of reports, and in compliance with cGLP, cGCP and/or cGMP (as applicable);

(k)Nektar has complied with all applicable laws, directives and regulations related to data protection and data privacy and has provided all legally required privacy notices to, and obtained appropriate consents, including research informed consents, from data subjects (“Notices and Consents”), and the Notices and Consents permit the use of the data as currently and previously used and processed by Nektar and will permit the sale, licensing and transfer of all such personal data of data subjects to Lilly as contemplated in this Agreement;

(l)Nektar has used Commercially Reasonable Efforts to protect the confidentiality of those parts of the Nektar Technology that constitute confidential or proprietary information of Nektar; and

(m)there are no liens, charges or encumbrances on the Nektar Intellectual Property that would prevent or limit Lilly’s exercise of its rights under the exclusive license granted to Lilly under Section 2.1(a).

10.4Representations and Warranties of the Parties to Each Other.  Nektar and Lilly each represent, warrant and covenant (as applicable) with respect to itself only that:

(a)the execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of such Party, its officers and directors, and does not conflict with, violate, or breach any agreement to which such Party is a party, or such Party’s corporate charter, bylaws or similar organizational documents;

(b)this Agreement constitutes a legal, valid and binding obligation of such Party that is enforceable against it in accordance with its terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies;

(c)it is a company or corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction in which it is incorporated;

(d)it has not, and will not, after the Effective Date and during the Term, grant any right to any Third Party that would conflict with the rights granted to the other Party hereunder (but only while such rights remain in effect in accordance with the terms of this Agreement); and

(e)it has not, and will not, after the Effective Date and during the Term, use any employee, agent, contractor or consultant in connection with the development or

License Agreement_Nektar_Eli Lilly_July 2017

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

commercialization of Products who has been debarred by any governmental authority, or, to such Party’s knowledge, is the subject of debarment proceedings by a governmental authority.

10.5DISCLAIMER.  The representations and warranties of the Parties set forth in this Agreement are the sole and exclusive representations and warranties of the Parties relating to or made in connection with this Agreement, and NEITHER PARTY MAKES OR HAS MADE ANY REPRESENTATIONS OR WARRANTIES NOT EXPRESSLY SET FORTH IN THIS AGREEMENT.  NEKTAR AND LILLY ARE NOT RELYING ON, AND EACH HEREBY DISCLAIMS, ALL REPRESENTATIONS AND WARRANTIES NOT EXPRESSLY CONTAINED HEREIN (WHETHER EXPRESS OR IMPLIED), INCLUDING WITH RESPECT TO EACH OF THEIR RESEARCH, DEVELOPMENT AND COMMERCIALIZATION EFFORTS HEREUNDER, WHETHER THE PRODUCTS CAN BE SUCCESSFULLY DEVELOPED OR MARKETED, THE ACCURACY, PERFORMANCE, UTILITY, RELIABILITY, TECHNOLOGICAL OR COMMERCIAL VALUE, COMPREHENSIVENESS, MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE WHATSOEVER OF THE PRODUCTS, OR THE NON-INFRINGEMENT OF THIRD PARTY INTELLECTUAL PROPERTY RIGHTS.

10.6LIMITATIONS.  IN NO EVENT SHALL EITHER NEKTAR OR LILLY BE LIABLE FOR REMOTE, SPECULATIVE, PUNITIVE OR EXEMPLARY, OR OTHER SPECIAL DAMAGES, INCLUDING LOST PROFITS, ARISING OUT OF THIS AGREEMENT BASED ON CONTRACT, TORT OR ANY OTHER LEGAL THEORY (OTHER THAN (A) PUNITIVE OR EXEMPLARY DAMAGES REQUIRED TO BE PAID TO (I) IN CONNECTION WITH A THIRD PARTY CLAIM FOR WHICH THE INDEMNIFIED PARTY IS ENTITLED TO INDEMNIFICATION HEREUNDER OR (II) A PARTY PURSUANT TO A NON-APPEALABLE ORDER OF A COURT OF COMPETENT JURISDICTION IN CONNECTION WITH A VIOLATION OF PATENT OR OTHER INTELLECTUAL PROPERTY RIGHTS, (B) SUCH DAMAGES ARISING OUT OF ANY BREACH OF ARTICLE IX OF THIS AGREEMENT BY A PARTY, ITS AFFILIATES OR SUBLICENSEES OR (C) SUCH DAMAGES ARISING OUT OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE LIABLE PARTY). Notwithstanding the foregoing, it is expressly understood and agreed that nothing contained in this Section 10.6 shall limit, alter, or waive in any manner or respect any defenses available to any Person or any burdens of proof or legal standards required to be met by any Person under applicable law.

Article XI

TERM AND TERMINATION

11.1Term.  The term of this Agreement will commence on the Effective Date and end on the expiration of all applicable royalty payment obligations to Nektar under this Agreement, unless terminated earlier according to the terms and conditions of this Agreement (the “Term”).

11.2Termination At Will by Lilly.  Lilly may terminate this Agreement in its entirety or with respect to one or more particular Products or Compounds or with respect to one or more countries at any time without cause upon [***] written Notice to Nektar.  During such [***] period, the Parties shall cooperate in the wind down of applicable activities under this Agreement in a commercially reasonable manner.  Notwithstanding the foregoing, Lilly’s termination right under this Section 11.2 shall be tolled for a period of [***] from the date of the [***] anywhere in [***]; provided, that, subject to Section 11.4(b)(ii), Lilly is permitted to provide notice of termination during such [***] that will become effective upon the expiration of such [***] period.

License Agreement_Nektar_Eli Lilly_July 2017

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

11.3Termination for Cause By Either Party.

(a)Material Breach.  Subject to the final sentence of this Section 11.3(a), this Agreement (either in its entirety or only in part) may be terminated by a Party at any time during the Term upon written Notice to the other Party if such other Party is in material breach of this Agreement and has not cured such breach within [***] of receipt of such notice.  Any such termination shall become effective at the end of such [***] period unless the breaching Party has cured such breach prior to the end of such period.  Any right to terminate under this Section 11.3(a) shall be stayed and the cure period tolled in the event that, during any cure period, the Party alleged to have been in material breach shall have in good faith initiated dispute resolution in accordance with Article XIII with respect to the alleged breach, which stay and tolling shall continue until such dispute has been resolved in accordance with Article XIII. For clarity, such material breach of this Agreement may apply to (i) this Agreement in its entirety, in which case Section 11.4(b)  or 11.4(c)  (as applicable) shall apply to the entire Agreement, or (ii) a specific Product or Products, in which case Section 11.4(b) or 11.4(c) (as applicable) shall apply only to such affected Product or Products, or (iii) a specific country or countries, in which case Section 11.4(b) or 11.4(c) (as applicable) shall apply only to such affected countries.  Notwithstanding the foregoing, the Parties acknowledge and agree that [***]; provided, that, [***] shall not constitute a material breach of this Agreement; provided, further, that, [***].

(b)Bankruptcy.  Either Party will have the right to terminate this Agreement in the event of a general assignment for the benefit of creditors of the other Party, or if proceedings of a case are commenced in any court of competent jurisdiction by or against such other Party seeking (i) such other Party’s reorganization, liquidation, dissolution, arrangement or winding up, or the composition or readjustment of its debts, (ii) the appointment of a receiver or trustee for or over such other Party’s property, or (iii) similar relief in respect of such other Party under any law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debt and, in each case of clauses (i) through (iii) such proceedings shall continue undismissed, or an order with respect to the foregoing shall be entered and continue unabated, for a period of more than [***].

(c)Abandonment.  Without limiting Lilly’s obligations under Section 4.9, or any other rights or remedies of Nektar under this Agreement, Nektar shall have the right to terminate this Agreement at any time prior to Lilly’s (or its Affiliate’s or its or their sublicensee’s) receipt of Regulatory Approval for a Product upon delivery of at least [***] prior written notice to Lilly in the event that Lilly (or its Affiliate or its or their sublicensee) has not conducted any development activities with respect to a Compound or Product for a period of [***]; provided, that such [***] period shall be tolled for a period equal to the time that Lilly (or its Affiliate or its or their sublicensee) is prohibited from undertaking development activities for reasons outside of the reasonable control of Lilly (or its Affiliate or its or their sublicensee), including a clinical hold mandated by a Regulatory Agency.

(d)Not Sole Remedy.  If either Party has the right to terminate this Agreement under this Article XI, it may at its sole option, elect either to (i) terminate this Agreement and pursue any legal or equitable remedy available to it or (ii) maintain the Agreement in effect and pursue any legal or equitable remedy available to it.

11.4Effect of Expiration or Termination.

License Agreement_Nektar_Eli Lilly_July 2017

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

(a)Expiration.  Upon expiration (but not earlier termination) of this Agreement, the license and rights under Nektar Intellectual Property granted by Nektar to Lilly pursuant to this Agreement shall survive on a royalty‑free, fully‑paid, irrevocable and perpetual basis.

(b)Termination by Nektar for Cause or by Lilly At Will.  Upon any termination by Nektar in accordance with Section 11.3, or by Lilly in accordance with Sections 11.2 or 11.3(b), the following shall apply (for avoidance of any doubt in the case of a termination by Lilly (under Sections 11.2 or 11.3(b)) or Nektar (under Section 11.3) with respect to one or more particular Products, Compounds, or country(ies) such provisions shall only apply to such particular Products, Compounds, and/or country(ies) being terminated and, therefore, shall have no application or effect on any of the other Products, Compounds, and/or country(ies) not being terminated):

(i)all licenses and rights granted by Nektar to Lilly pursuant to this Agreement shall automatically terminate and revert to Nektar, Nektar shall have the right to step in to and otherwise assume any of the rights and prerogatives of Lilly as identified in Article IV, Article V, and Article VI to pursue patent protection, enforce patent rights, or otherwise, and all other rights and obligations of the Parties under this Agreement shall terminate; in each case, except as expressly provided below in this Article XI or elsewhere in this Agreement.

(ii)Lilly shall reasonably cooperate with Nektar to facilitate a smooth, orderly and [***] transition (including during any notice period hereunder) of any ongoing Product development activities being conducted by or on behalf of Lilly or its Affiliates to Nektar or its designee(s), with due regard for patient safety and in compliance with all applicable laws and GxP, and shall use Commercially Reasonable Efforts, [***], with respect to any such ongoing Product development activities to [***] transfer or assign (or sublicense or otherwise convey to Nektar those licenses or agreements that cannot be assigned) to Nektar or a Nektar designee, all Regulatory Approvals (including promptly submitting to Regulatory Agencies necessary documents or notices necessary to effect such transfers or assignments), Third Party licenses, supply chain agreements and any other materials or information necessary or useful (as such usefulness is reasonably determined by Nektar) for the continued development, manufacture and commercialization of such Product, in each case only to the extent that such agreements, materials, approvals, etc. relate solely and exclusively to Compound or Product.  To the extent that Lilly can convey such rights, Nektar shall have the right to assign or sublicense, as applicable, to Nektar development or commercialization partners with respect to the Product, the rights transferred or assigned by Lilly under this Section 11.4(b)(ii).

(iii)Lilly hereby grants to Nektar a nonexclusive, transferrable, sublicensable license: (A) under the Lilly Patent Rights claiming Lilly Inventions, to make, have made, use, have used, sell, have sold, offer for sale, import and have imported any Compound or Product solely in the Field, and (B) under trade secrets related to a Compound or Product, to use such trade secrets in connection with the development, manufacture, commercialization or other exploitation of Compound or Product, in each case of the foregoing clauses (A) and (B) as each such Compound and Product exist [***]; provided that for any Compound or Product for which Lilly or its Affiliate has completed a [***], then Nektar agrees to pay Lilly a royalty equal to [***] of Net Product Sales in accordance with Section 6.3, Section 6.4(a) and Sections 6.5 - 6.11 applied mutatis mutandis (subject only to appropriate modifications of the references to the Product and

License Agreement_Nektar_Eli Lilly_July 2017

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

commercializing Party).  [***]; provided, that Nektar and Lilly shall negotiate in good faith a commercially reasonable agreement pursuant to which [***].  In connection with the transfer of manufacturing capability for the Compound or Product to Nektar, Lilly agrees to transfer to Nektar or Nektar’s designated contract manufacturing organization all necessary or useful (such usefulness as reasonably determined by Lilly) Technology under the Control of Lilly, including the Technology listed on Schedule 11.4(b)(iii), subject to the Parties entering into an agreement outlining the specifics relating to such technology transfer including details of the Technology to be transferred, the deliverables to be achieved by Lilly, Nektar and Nektar’s contract manufacturing organization, the estimated timing for completion of the Technology transfer and objective standards by which the Technology transfer shall be deemed to be complete. Lilly shall have the right to approve the contract manufacturing organization proposed by Nektar, such approval not to be unreasonably withheld or delayed.  Lilly shall have the right to enter into an agreement with the Nektar contract manufacturing organization under which the contract manufacturing organization agrees to reasonable terms to safeguard proprietary and confidential information of Lilly to be included in the Technology transfer, and not to use such proprietary and confidential information  of Lilly except to manufacture the Compound or Product for Nektar as provided herein.

(iv)any sublicense granted by Lilly or its Affiliate to a Third Party under the license granted under Section 2.2 shall survive the termination of this Agreement and become a direct license from Nektar to such Sublicensee only if in the case of termination of this Agreement for Lilly’s uncured material breach pursuant to Section 11.3, such Sublicensee did not cause such uncured material breach, provided that in no event shall Nektar have any obligations under such sublicense beyond the obligations expressly set forth in this Agreement.

11.5Termination Not Sole Remedy.  Termination is not the sole remedy under this Agreement, and, whether or not termination is effected, all other remedies will remain available except as the Parties have expressly agreed to otherwise herein.

11.6Accrued and Surviving Obligations.  Upon expiration or termination of this Agreement or termination of this Agreement with respect to one or more particular Products, Compounds, or countries, the obligations that by their nature are intended to survive such expiration or termination will survive. In addition, Articles I, VIII (but only where the cause of action arose prior to such expiration or termination), IX and Article XIII and Sections 2.6, 4.11(c) (but only to the extent costs were incurred or accrued prior to such expiration or termination),  6.8 through 6.11 (with respect to amounts that become due prior to the effective date of expiration or termination), 7.2 through 7.4, 7.8, 7.11, 10.1, 10.2, 10.5, 10.6, 11.4(a) or 11.4(b) (as applicable), 11.6, 11.7, 12.5 through 12.7, 12.10 through 12.16 and 12.18 shall survive such expiration or termination.  Such expiration or termination by either Party for any reason will not release either Party from any obligation that accrued prior to the effective date of expiration or termination.

11.7Bankruptcy.  All rights and licenses granted under or pursuant to this Agreement are, and will otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code, licenses of rights to “intellectual property” as defined under Section 101 of the U.S. Bankruptcy Code.  Further, the Parties agree (i) the intellectual property rights granted hereunder by each Party are personal to, and non-delegable by, the licensee and (ii) that each of them, as licensee of rights and licenses under this Agreement, will retain and may fully exercise all of its rights and elections to the extent permitted under applicable laws, including the U.S. Bankruptcy Code.

License Agreement_Nektar_Eli Lilly_July 2017

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

Article XII

MISCELLANEOUS

12.1Exclusivity.

(a)Lilly and Nektar.  Except pursuant to and in accordance with the terms of this Agreement (e.g., Lilly’s rights in respect of a Lilly Compound) or any related written agreement between the Parties, for the period commencing on the Effective Date and continuing until the First Commercial Sale of any Product (the “Exclusivity Period”), neither Party nor any of its Affiliates shall, directly or indirectly, develop, manufacture, commercialize or otherwise exploit, nor collaborate with, license, enable or otherwise authorize or grant any right or enabling covenant not-to-sue, to any Third Party to develop, manufacture, commercialize or otherwise exploit any Competing Product.  [***].

(b)Nektar.  Except pursuant to and in accordance with the terms of this Agreement or any related written agreement between the Parties for the Term, neither Nektar nor any of its Affiliates shall, directly or indirectly, develop, manufacture, commercialize or otherwise exploit, nor collaborate with, license, enable or otherwise authorize or grant any right or enabling covenant not-to-sue, to any Third Party to develop, manufacture, commercialize or otherwise exploit any Compound or Product.

12.2Compliance with Applicable Law and Lilly Anti-Corruption Policy.  Each Party agrees that it shall, and it shall cause its Affiliates to, comply in all material respects with applicable law in the course of performing its obligations or exercising its rights pursuant to this Agreement, including Lilly (and also Nektar, but only to the extent it has exercised its U.S. Co-Promotion Option pursuant to Section 5.4) causing its Affiliates, personnel or representatives to detail the Product, as applicable, in a manner consistent with the requirements of the Food, Drug, and Cosmetic Act and similar laws in countries other than the United States, including the regulations at 21 C.F.R. § 202.  Furthermore, Nektar agrees to comply with the provisions of Lilly’s Anti-Corruption Policy attached hereto as Schedule 12.2.

12.3Compliance with Party Specific Regulations.  The Parties agree to cooperate with each other as may reasonably be required to ensure that each is able to fully meet its obligations with respect to the Party Specific Regulations applicable to it.  Neither Party shall be obligated to pursue any course of conduct that would result in such Party being in material breach of any Party Specific Regulation applicable to it.  All Party Specific Regulations are binding only in accordance with their terms and only upon the Party to which they relate.  For purposes of this Section 12.3, “Party Specific Regulations” shall mean all judgments, decrees, orders or similar decisions issued by any governmental authority specific to a Party, and all consent decrees, corporate integrity agreements, or other agreements or undertakings of any kind by a Party with any governmental authority, in each case as the same may be in effect from time to time and applicable to a Party’s activities contemplated by this Agreement.

12.4Compliance with Internal Compliance Codes.  All Internal Compliance Codes shall apply only to the Party to which they relate.  The Parties agree to cooperate with each other to ensure that each Party is able to comply with the substance of its respective Internal Compliance Codes and, to the extent practicable, to operate in a manner consist with its usual compliance-related processes.  For purposes of this Section 12.4, “Internal Compliance Codes” shall mean a Party’s internal policies and procedures intended to ensure that a Party complies with applicable laws, Party Specific Regulations, and such Party’s internal ethical, medical and similar standards.

License Agreement_Nektar_Eli Lilly_July 2017

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

12.5Separate Entities / Disclaimer of Agency.  Nektar and Lilly are and will remain separate independent entities.  This Agreement will not constitute, create or otherwise imply a joint venture, partnership or formal business organization of any kind, and no employee or contractor of either Party or its Affiliates will be considered an employee or contractor of the other Party or its Affiliates.  Each Party to this Agreement will act as an independent contractor and not as an agent or legal representative of the other.  Neither Party will have the right or authority to assume, create or incur any Third Party liability or other obligation or liability of any kind, express or implied, against or in the name of or on behalf of the other Party except as expressly set forth in this Agreement.

12.6Publications.  Nektar shall not have the right to, and shall not, publish or present any Product Specific Information or Technology that are necessary or useful for the development of the Product, without the prior written consent of Lilly (such consent not to be unreasonably withheld or delayed).  Such prohibition shall not apply to the filing or prosecution of Patent Rights by Nektar in accordance with the terms and conditions of this Agreement or any other publication required by applicable law.  Furthermore, at the conclusion of each clinical study and after all reasonable data verification procedures have been performed, the Parties shall work together on a plan to promptly publish such data at an appropriate scientific or medical meeting.  In the event Nektar determines it has a legal obligation to disclose clinical trial results, then the Parties will promptly work together on the content of such disclosure.  If Nektar requests Lilly’s consent for any publication, Nektar shall afford Lilly a period of [***] to review any manuscript not yet presented for publication, and Lilly may reasonably delay or prevent such publication as Lilly in good faith believes necessary to protect Lilly’s rights with respect to Compounds or Products.  Lilly shall be entitled to issue scientific publications with respect to the Products or their testing in accordance with Lilly’s internal guidelines, and Lilly shall afford Nektar a period of [***] to review any manuscript not yet presented for publication, and Nektar may reasonably delay or prevent such publication as Nektar in good faith believes necessary to protect Nektar Intellectual Property.  Lilly may publish clinical trial information on Lilly’s online database in accordance with its corporate policy.  The scientific contributions of each Party will be noted as applicable in all publications or presentations.

12.7Publicity and Disclosure.

(a)Publicity.  Attached hereto as Schedule 12.7 is the initial joint press release to be issued by the Parties promptly after execution of the Agreement.  Either Party may, following the issuance of the above press release, make public statements or disclosures regarding the existence of this Agreement, the identity of the other Party and those terms of the Agreement that have already been publicly disclosed, without the consent of the other Party.  Neither Party will disclose to the public any non-public information about this Agreement without the prior written consent of the other Party, except where required for any applicable laws, regulations, rules (including applicable taxing authority and/or stock exchange rules) or legal process relating to the Party or any Affiliate of the Party or as may be required for actions, procedures, suits, and the like arising out of this Agreement.  Subject to the second sentence of this Section 12.7(a), neither Party shall use in advertising, publicity or otherwise the name or any trademark of the other Party without the prior written consent of the other Party.

(b)Disclosure.  Each Party agrees that, in furtherance of any licensing or financing transactions or discussions with Third Parties interested in the technology or business of a Party to which this Agreement pertains, where the disclosure of the terms of this Agreement is reasonably necessary, the other Party may provide a redacted version of this Agreement to such Third Parties upon the advance execution of a binding confidentiality agreement between such Party and such Third Parties, unless such Third Party is otherwise bound by professional obligations of

License Agreement_Nektar_Eli Lilly_July 2017

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

confidentiality.  For the avoidance of doubt, nothing set forth in this Section 12.7 shall modify, limit or restrict any disclosures of Confidential Information authorized by Section 9.2.

12.8Force Majeure.  If either Party is affected by any extraordinary, unexpected and unavoidable event, including acts of God, floods, fires, riots, terrorism, war, accidents, labor disturbances, breakdown of plant or equipment, lack or failure of transportation facilities, unavailability of equipment, sources of supply or labor, raw materials, power or supplies, infectious diseases of animals, or by the reason of any law, order, proclamation, regulation, ordinance, demand or requirement of the relevant government or any sub-division, authority or representative thereof (provided that in all such cases the Party claiming relief on account of such event can demonstrate that such event was extraordinary, unexpected and unavoidable by the exercise of reasonable care) (“Force Majeure”), it will as soon as reasonably practicable notify the other Party of the nature and extent thereof and take all reasonable steps to overcome the Force Majeure and to minimize the loss occasioned to the other Party.  Neither Party will be deemed to be in breach of this Agreement or otherwise be liable to the other Party by reason of any delay in performance or nonperformance of any of its obligations hereunder to the extent that such delay and nonperformance is due to any Force Majeure of which it has notified the other Party; provided, however that such delay or nonperformance shall be excused for up to a maximum of [***], after which time the Parties will negotiate in good faith any modifications of the terms of this Agreement that may be necessary to arrive at an equitable solution.

12.9Assignment and Successors.

(a)Assignment Generally.  This Agreement may not be assigned or otherwise transferred by either Party without the prior written consent of the other Party, which consent will not be unreasonably withheld, conditioned or delayed; provided, however, each of the Parties may, without such consent, assign this Agreement and its rights and obligations hereunder to any of its Affiliates or in connection with the transfer or sale of all or substantially all of the portion of its business to which this Agreement relates or in the event of its merger or consolidation with a Third Party.  Any permitted assignee will assume all obligations of its assignor under this Agreement in writing concurrent with the assignment.  Notwithstanding the foregoing, Nektar may assign any or all of its rights under Article VI in connection with a financing transaction, and Lilly agrees that, upon written notice from Nektar (or any permitted assignee contemplated by this Section 12.9), Lilly shall deliver any future payments, together with any reports, notices or statements contemplated under Article VI, in accordance with the directions in such written notice (provided that Lilly is not required to deliver any of the aforementioned payments or information to more than one Person, at any one time).  Any purported assignment in violation of this Section 12.9 will be void.  Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the Parties and their successors and permitted assigns under this Section 12.9.

(b)Change of Control.  Notwithstanding anything to the contrary herein, in the event of a Change of Control (directly or through a series of related transactions) to or by a Person engaged in the research, development, manufacture, and/or commercialization of pharmaceutical products:  (i) Sections 3.10 shall not apply and Section 3.11 shall be given [***] application (for clarity, regardless of the stage of Product development) and Lilly shall have decision-making authority regarding any remaining Initial Development Phase activities, including the right to take over any such activities (while, for clarity, the cost sharing set forth in Section 4.11 shall continue to apply), (ii) the Product Development Plan will no longer be required to be delivered by Lilly pursuant to Section 4.2 (provided however, that information reasonably describing the use of proceeds under the Development Budget (as amended) for the Development Program will be

License Agreement_Nektar_Eli Lilly_July 2017

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

provided to Nektar (or its successor in interest), to the extent permitted under applicable law and reports will no longer be due under Section 4.3, (iii) the U.S. Co-Promotion Option shall expire, the U.S. Co-Promotion and Medical Support Agreement shall [***] terminate (with wind-down activities to be conducted in accordance with the terms and conditions of the U.S. Co-Promotion and Medical Support Agreement) and Section 5.4 shall be of no further force or effect, (iv) Nektar’s rights to participate in regulatory activities under Section 4.7, to review publications under Section 12.6, and/or to exercise its rights under Section 2.5 with respect to the Lilly Compound, shall, in each case, expire and be of no further force or effect, and (v) Lilly shall have the right to cause Nektar (or its successor in interest) to assign (or otherwise provide the full benefit of) any agreement(s) with any Third Party(ies) related to the development, manufacture, commercialization or other exploitation of the Compound or Product.

12.10Notices.  Any consent, notice, report or other communication required or permitted to be given or made under this Agreement by one of the Parties to the other Party (a “Notice”) will be delivered in writing by one of the following means and be effective: (a) upon receipt, if delivered personally; (b) when sent, if sent via e-mail (provided that such sent e-mail is kept on file (whether electronically or otherwise) by the sending Party and the sending Party does not immediately receive an automatically generated message from the recipient’s e-mail server that such e-mail could not be delivered to such recipient); (c) when sent, if sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending Party); or (d) when delivered by a reputable, commercial overnight courier; provided in all cases addressed to such other Party at its address indicated below, or to such other address as the addressee will have last furnished in writing to the addressor and will be effective upon receipt by the addressee.

If to Nektar:

Nektar Therapeutics

455 Mission Bay Boulevard South, Suite 100

San Francisco, California 94158

Attention:  General Counsel

E-mail: [***]

If to Lilly:

Eli Lilly and Company
Lilly Corporate Center
Indianapolis, Indiana 46285
Attention: General Patent Counsel
Fax:317-433-3000

Written confirmation of receipt (A) given by the recipient of such Notice, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date and recipient facsimile number or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (a), (c) or (d) above, respectively.  A copy of the e-mail transmission containing the time, date and recipient e-mail address shall be rebuttable evidence of receipt by e-mail in accordance with clause (b) above

12.11Expenses; Execution of Agreement.  Each Party shall bear its own fees and other expenses (including attorneys’ fees) in connection with the negotiation, preparation and execution of this Agreement.  This Agreement may be executed in several counterparts, all of which shall constitute one

License Agreement_Nektar_Eli Lilly_July 2017

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

and the same Agreement.  In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such executed signature page shall create a valid and binding obligation of the Party executing it (or on whose behalf such signature page is executed) with the same force and effect as if such executed signature page were an original thereof.

12.12Governing Law.  This Agreement shall be governed by and interpreted in accordance with the laws of the [***], USA without regard to its conflicts of laws principles.

12.13Waiver.  The waiver by a Party of a breach or a default of any provision of this Agreement by the other Party shall not be construed as a waiver of any succeeding breach of the same or any other provision, nor shall any delay or omission on the part of a Party to exercise or avail itself of any right, power or privilege that it has or may have hereunder operate as a waiver of any right, power or privilege by such Party.  No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving Party.

12.14Entire Agreement; Construction; Third-Party Beneficiaries.  This Agreement and the Schedules attached hereto (which Schedules are deemed to be a part of this Agreement for all purposes) contain the full understanding of the Parties solely with respect to the subject matter hereof and supersede all prior understandings and writings solely relating thereto.  No alteration or modification of any of the provisions hereof shall be binding unless made in writing and signed by both Parties.  The language used in this Agreement will be deemed to be the language chosen by the Parties to express their mutual intent, and no rules of strict construction will be applied against any Party.  This Agreement is intended for the benefit of the Parties and their respective successors and permitted assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, other than the Parties and their respective successors and permitted assigns.  The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.

12.15Headings.  The headings contained in this Agreement are for convenience of reference only and shall not be considered in construing this Agreement.

12.16Severability.  In the event that any provision of this Agreement is held by a court of competent jurisdiction to be unenforceable because it is invalid or in conflict with any applicable law of any relevant jurisdiction, the validity of the remaining provisions shall not be affected, and the Parties shall negotiate in good faith a substitute provision that, to the extent possible, accomplishes the original business purpose.  During the period of such negotiation, and thereafter if no substituted provision is agreed upon, any such provision which is enforceable in part but not in whole shall be enforced to the maximum extent permitted by applicable law.

12.17Performance by Affiliates.

License Agreement_Nektar_Eli Lilly_July 2017

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

(a)Lilly.  Lilly may discharge any obligation and exercise any right hereunder through any of its Affiliates.  Lilly hereby guarantees the performance by its Affiliates of such obligations under this Agreement, and shall cause its Affiliates to comply with the provisions of this Agreement in connection with such performance.  Any breach by an Affiliate of Lilly of any of Lilly’s obligations under this Agreement shall be deemed a breach by Lilly, and Nektar may proceed directly against Lilly without any obligation to first proceed against such Affiliate.  In the event it is subsequently determined that any Lilly Intellectual Property is Controlled by any Affiliate of Lilly and not by Lilly, Lilly shall cause such Affiliate to grant licenses to Nektar with respect to the same as if such rights were Controlled by Lilly.

(b)Nektar.  Nektar shall have no right to discharge any obligation or exercise any right hereunder through any of its Affiliates except as may be expressly agreed in writing by Lilly. Where this Agreement expressly includes reference to Nektar Affiliates, or Lilly consents to the discharge of any obligations or exercise of any rights of Nektar hereunder though any Nektar Affiliate, Nektar hereby guarantees the performance by such Affiliate of such obligations under this Agreement and shall cause such Affiliate to comply with the provisions of this Agreement in carrying out such obligations in connection with such performance.  Any breach of any such obligations by such Affiliate of Nektar shall be deemed a breach by Nektar, and Lilly may proceed directly against Nektar without any obligation to first proceed against such Affiliate.  In the event it is subsequently determined that any Nektar Intellectual Property is Controlled by any Affiliate of Nektar and not by Nektar, Nektar shall cause such Affiliate to grant licenses to Lilly with respect to the same as if such rights were Controlled by Nektar.

Neither Party to this Agreement shall be deemed an Affiliate of the other Party by virtue of this Agreement.

12.18Other Activities.  The Parties acknowledge that, except as expressly provided in this Agreement, each of them may now or in the future engage in research, manufacturing, development or commercialization activities that utilize technologies similar to or involve products competitive with those contemplated by this Agreement.  Except as may be expressly provided in this Agreement, nothing in this Agreement, including any obligation to promote Products or any restriction on the use of Confidential Information, shall create any obligation to utilize a separate sales force for Products.  Subject to the exclusivity provisions of Section 12.1, neither Party shall be prevented from using any publicly available research results or other information (including any publicly available information of the other Party) to the same extent as Third Parties generally are legally permitted to do so.  Each Party agrees to inform its key personnel assigned to the activities contemplated by this Agreement of the limitations on use of the disclosing Party’s Confidential Information contained in this Agreement, instruct such personnel to comply with such restrictions, and where appropriate, impose firewalls or other appropriate measures to minimize the potential for misuse of information.  However, each Party has limited resources, and as a result it is anticipated that personnel assigned to the activities contemplated by this Agreement may also participate in other activities that may utilize technologies similar to or involve products competitive with those contemplated by this Agreement.  In particular, it is anticipated that personnel in sales, marketing, clinical and regulatory functions, regardless of level, will participate in multiple programs and that management personnel will by nature of their leadership positions participate in multiple programs.

12.19HSR Filing.  If required by applicable law, promptly after the execution of this Agreement, both Parties shall promptly file the appropriate notices under the Hart Scott Rodino Antitrust Improvements Act (“HSR Act”).  The Parties shall promptly make required filings to obtain clearance under the HSR Act for the consummation of this Agreement and the transactions contemplated hereby and shall keep each other apprised of the status of any communications with, and any inquiries or requests

License Agreement_Nektar_Eli Lilly_July 2017

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

for additional information from, the United States’ Federal Trade Commission (“FTC”) and Department of Justice (“DOJ”) and shall comply promptly with any reasonable FTC or DOJ inquiry or request of this nature; provided, however, neither Party shall be required to consent to the divestiture or other disposition of any of its assets or the assets of its Affiliates or to consent to any other structural or conduct remedy, and each Party and its Affiliates shall have no obligation to contest, administratively or in court, any ruling, order or other action of the FTC or DOJ or any Third Party with respect to the transactions contemplated by this Agreement.  Each Party shall be responsible for paying the filing fees it incurs in connection with the HSR filings.  In the event the Parties determine that HSR filings are required, the Effective Date shall not be deemed to have occurred until the HSR Clearance Date.  As used herein, the “HSR Clearance Date” means the earlier of (a) the date on which the FTC or DOJ shall notify the Parties of early termination of the waiting period under the HSR Act or (b) the date on which the applicable waiting period under the HSR Act expires; provided, however, that if the FTC or DOJ commences any investigation by means of a second request or otherwise, HSR Clearance Date means the date on which any investigation opened by the FTC or DOJ has been terminated, without action to prevent the Parties from implementing the transactions contemplated by this Agreement with respect to the United States.  Notwithstanding any other provisions of this Agreement to the contrary, either Party may terminate this Agreement effective upon notice to the other Party if the HSR Clearance Date has not occurred on or before the date that is one hundred twenty (120) days after the Parties make their respective HSR filings.

Article XIII

DISPUTE RESOLUTION

13.1Dispute Resolution.  In the event of a dispute, controversy or claim under, arising out of or relating to this Agreement that is not subject to the JSC’s jurisdiction (e.g., a dispute related to whether a Party has performed its obligations under this Agreement) (a “Dispute”), the Parties shall refer such dispute to the Executive Officers for attempted resolution by good faith negotiations within [***] after such referral is made.  If the Executive Officers are unable to resolve such Dispute in a timely manner, which shall in no case be more than [***] after the matter was referred to them, then either Party shall have the right to avail itself of, subject to the terms and conditions of this Agreement, any rights or remedies available at law or equity.

13.2No Delay in Unrelated Payments.  In the event of a Dispute, a Party shall have no right to toll or delay any payment or other obligation in this Agreement unrelated to the Dispute as a result of the Dispute.

[signature pages follow]

License Agreement_Nektar_Eli Lilly_July 2017

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

In Witness Whereof, the Parties have executed this Agreement to be effective as of the Effective Date.

EXECUTED Signed on behalf of) Eli Lilly and Company) ) ) /s/ David A. Ricks Signature of Authorized Officer David A. Ricks Name of Authorized Officer (please print)
Signed on behalf of) Nektar Therapeutics ) ) ) /s/ John Nicholson Signature of Authorized Officer John Nicholson Name of Authorized Officer (please print)

License Agreement_Nektar_Eli Lilly_July 2017

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

Index of Schedules:

Schedule 1.1(a) – NKTR-358

Schedule 1.1(b) – [***]

Schedule 1.1(c) – [***]

Schedule 1.1(d) – Nektar Controlled Patents

Schedule 1.1(e) – Nektar Exclusive Patents

Schedule 4.1 – Initial Product Development Plan

Schedule 4.8 Part A – Eli Lilly and Company Good Research Practices

Schedule 4.8 Part B - Eli Lilly and Company Animal Care and Use Requirement for Animal Researchers and Suppliers

Schedule 5.1(b) Part A– [***] Supply Agreement Term Sheet

Schedule 5.1(b) Part B– [***] Supply Agreement Term Sheet

Schedule 5.2 – [***] Transfer by Nektar

Schedule 6.4(b) – Effect of Partial Share Election

Schedule 10.3(d) – [***]

Schedule 11.4(b)(iii) – Technology to be Transferred to Nektar

Schedule 12.2 - Lilly Anti-Corruption Policy

Schedule 12.7 - Initial Press Release

License Agreement_Nektar_Eli Lilly_July 2017

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

SCHEDULE 1.1(a)

NKTR-358

NKTR-358	[***]

SCHEDULE 1.1(a)

License Agreement_Nektar_Eli Lilly_July 2017

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

SCHEDULE 1.1(b)

[***]

SCHEDULE 1.1(b)

License Agreement_Nektar_Eli Lilly_July 2017

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

SCHEDULE 1.1(c)

[***]

SCHEDULE 1.1(c)

License Agreement_Nektar_Eli Lilly_July 2017

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

SCHEDULE 1.1(d)

Nektar Controlled Patents

[***]

SCHEDULE 1.1(d)

License Agreement_Nektar_Eli Lilly_July 2017

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

SCHEDULE 1.1(e)

Nektar Exclusive Patents

[***]

SCHEDULE 1.1(e)

License Agreement_Nektar_Eli Lilly_July 2017

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

SCHEDULE 4.1
Initial Product Development Plan

[***]

SCHEDULE 4.1

License Agreement_Nektar_Eli Lilly_July 2017

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

SCHEDULE 4.8 PART A
Eli Lilly and Company Good Research Practices

Lilly’s quality standards, along with the high level expectations for each standard, are listed below:

[***]

SCHEDULE 4.8 PART A

License Agreement_Nektar_Eli Lilly_July 2017

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

SCHEDULE 4.8 PART B
Eli Lilly and Company Animal Care and
Use Requirement for Animal Researchers and Suppliers

Lilly recognizes that we have an ethical and scientific obligation to ensure the appropriate treatment of animals used in research.  We expect all organizations with which we contract for animal research or supply to comply with all applicable country and local regulations dealing with the appropriate use and care for animals.  We also expect Third Party organizations to apply the Lilly Principles for animal care and use.

Lilly also actively encourages animal research and animal supply companies, both inside and outside the United States, to obtain and maintain accreditation from the Association for Assessment and Accreditation of Laboratory Animal Care (AAALAC).  Through active engagement, Lilly is helping to raise the standards of animal care and use in countries that have not had such standards or enforced them.  These principles are internationally recognized standards for appropriate animal care and use.  Lilly is requesting assurance that all Third Party suppliers of animal research or animals read, understand and comply with this Appendix.

1.

Compliance.  Lilly expects all individuals and organizations with which Lilly contracts for animal research services (“Researchers”), or the supply of animals to be used in Lilly research (“Suppliers”), to do the following for each location at which Researchers and Suppliers use or hold animals:

a.	comply with all applicable country and local laws, regulations, and standards regarding the care and use of animals,
b.	comply with the Lilly animal care and use principles stated below even if they impose requirements beyond the applicable local legal requirements,
c.	establish a mechanism to assess compliance with such laws, regulations, standards, and the Lilly principles stated below, and
d.	regularly assess and report to its management the status of compliance with these requirements.
2.	Lilly Principles for Animal Care and Use.
a.

Animal Care.  Researchers and Suppliers must provide living conditions for research animals that are appropriate for their species and contribute to their health and well-being.  Personnel who care for animals or who conduct animal studies must be appropriately qualified regarding the proper care and use of animals in research.

b.	Studies. Researchers must assure that studies involving animals are designed and conducted in accordance with both:
(i)	applicable country and local regulatory guidance, and
(ii)	the following widely recognized principles of animal care and use:

SCHEDULE 4.8 PART B

License Agreement_Nektar_Eli Lilly_July 2017

●	with due consideration of the relevance of the study to human or animal health and the advancement of scientific knowledge
●	selecting only animals appropriate for that study
●	using only the minimum number of animals required to obtain valid results
●	using alternative methods instead of live animals when appropriate
●	avoiding or minimizing discomfort and distress to the animals.
3.

Reporting.  Researchers and Suppliers must report to Lilly any animal welfare issues or concerns that may affect the welfare of animals or validity of the testing being conducted.  This would include but is not limited to any animal illness, disease outbreaks, or any significant (i.e., reportable to a government authority) non-compliance with any country or local animal welfare laws, regulations, or standards, or the Lilly principles stated above.

4.

Audits/Monitoring.  Lilly has the discretion to periodically assess Researchers’ and Suppliers’ animal use, care, and welfare in accordance with the auditing/monitoring provisions stated in the contract.

SCHEDULE 4.8 PART B

License Agreement_Nektar_Eli Lilly_July 2017

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

SCHEDULE 5.1(b) PART A

[***] Supply Agreement Term Sheet

1.	[***] Supply Agreement – [***] of the Effective Date

[***].

SCHEDULE 5.1(b) PART A

License Agreement_Nektar_Eli Lilly_July 2017

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

SCHEDULE 5.1(b) PART B

[***] Supply Agreement Term Sheet

[***]

SCHEDULE 5.1(b) PART B

License Agreement_Nektar_Eli Lilly_July 2017

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

SCHEDULE 5.2

[***] Transfer by Nektar

[***]

SCHEDULE 5.2

License Agreement_Nektar_Eli Lilly_July 2017

o***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

SCHEDULE 6.4(b)
Effect of Partial Share Election

[***]

SCHEDULE 6.4(b)

License Agreement_Nektar_Eli Lilly_July 2017

o***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

SCHEDULE 10.3(d)

[***]

SCHEDULE 10.3(d)

License Agreement_Nektar_Eli Lilly_July 2017

o***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

SCHEDULE 11.4(b)(iii)

Technology to be Transferred to Nektar

[***]

SCHEDULE 11.4(b)(iii)

License Agreement_Nektar_Eli Lilly_July 2017

o***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

SCHEDULE 12.2
Anti-Corruption

1.“Government Official” means:  (i) any officer or employee of:  (a) a government, or any department or agency thereof; (b) a government-owned or controlled company, institution, or other entity, including a government-owned hospital or university; or (c) a public international organization (such as the United Nations, the International Monetary Fund, the International Committee of the Red Cross, and the World Health Organization), or any department or agency thereof; (ii) any political party or party official or candidate for public or political party office; and (iii) any person acting in an official capacity on behalf of any of the foregoing.

2.Compliance with Anti-Corruption Laws.  In connection with this Agreement, Nektar has complied and will comply with all applicable local, national, and international laws, regulations, and industry codes dealing with government procurement, conflicts of interest, corruption or bribery, including, if applicable, the U.S. Foreign Corrupt Practices Act of 1977 (“FCPA”), as amended, and any laws enacted to implement the Organisation of Economic Cooperation and Development (“OECD”) Convention on Combating Bribery of Foreign Officials in International Business Transactions.

3. Prohibited Conduct.  In connection with this Agreement, Nektar has not made, offered, given, promised to give, or authorized, and will not make, offer, give, promise to give, or authorize, any bribe, kickback, payment or transfer of anything of value, directly or indirectly, to any person or to any Government Official for the purpose of:  (i) improperly influencing any act or decision of the person or Government Official; (ii) inducing the person or Government Official to do or omit to do an act in violation of a lawful or otherwise required duty; (iii) securing any improper advantage; or (iv) inducing the person or Government Official to improperly influence the act or decision of any organization, including any government or government instrumentality, to assist Nektar or Lilly in obtaining or retaining business.

4.Compliance

(a) Requests for Information. Nektar will make all reasonable efforts to comply with requests for disclosure of information, including answering questionnaires and narrowly tailored audit inquiries, to enable Lilly to ensure compliance with all applicable laws, including anti-corruption laws, and this Agreement.

(b) Notice of Inspections. During any period where Nektar is providing development services to Lilly, Nektar shall provide Lilly with immediate notice of any governmental investigation or proceeding that specifically relates to the subject matter of this Agreement.  Nektar shall provide Lilly with the results of any such investigation or proceeding.  Lilly shall be given the opportunity to provide assistance to Nektar in responding to any such investigation or proceeding.

(c) Accuracy of Books and Records / Cooperation with Audit Activities. Nektar agrees that it will maintain accurate and complete records having to do with this Agreement during the term of this Agreement and for a period of 24 months thereafter.  Nektar further agrees that it will maintain adequate internal controls.  Nektar will make relevant documents available for review by Lilly, or an independent party nominated by Lilly, to show compliance with this requirement at Lilly’s request.

(d) Disclosure Rights.  At any time, Lilly may disclose information relating to a possible violation of law, or the existence of the terms of this Agreement, including the compensation provisions, to a government agency and to agents and representatives of Lilly.

SCHEDULE 12.2

License Agreement_Nektar_Eli Lilly_July 2017

o***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

SCHEDULE 12.7
Initial Press Release

For Release:Draft 7/23

Refer to:	Lauren Zierke; lauren_zierke@lilly.com; 317-277-6524 (Lilly Media)
Phil Johnson; johnson_philip_l@lilly.com; 317-655-6874 (Lilly Investors)
Dan Budwick; dan@1abmedia.com; 973-271-6085 (Nektar Media)
Jennifer Ruddock; jruddock@nektar.com; 415-482-5585 (Nektar Investors)

Lilly and Nektar Therapeutics Announce Alliance to Develop and Commercialize

NKTR-358, A Novel Autoimmune Therapy

INDIANAPOLIS & SAN FRANCISCO — Eli Lilly and Company (NYSE: LLY) and Nektar Therapeutics (NASDAQ: NKTR) have announced a strategic collaboration to co-develop NKTR-358, a novel immunological therapy discovered by Nektar. NKTR-358, which achieved first human dose in Phase 1 clinical development in March of 2017, has the potential to treat a number of autoimmune and other chronic inflammatory conditions.

NKTR-358 is a potential first-in-class resolution therapeutic that may address an underlying immune system imbalance in patients with many autoimmune conditions. It targets the interleukin (IL-2) receptor complex in the body in order to stimulate proliferation of powerful inhibitory immune cells known as regulatory T cells. By activating these cells, NKTR-358 may act to bring the immune system back into balance. This could lead to a profound clinical impact and healthy organ function in autoimmune conditions.

"We look forward to working with Nektar to study this novel approach to treating a number of autoimmune conditions," said Thomas F. Bumol, Ph.D., Senior Vice President of Biotechnology and Immunology Research at Lilly. "NKTR-358 is an exciting addition to our immunology portfolio and reinforces Lilly’s commitment to sustain a flow of innovative medicines in our pipeline."

Under the terms of the agreement, Nektar will receive an initial payment of $150 million and is eligible for up to $250 million in additional development and regulatory milestones. Lilly and Nektar will co-develop NKTR-358 with Nektar responsible for completing Phase 1 clinical development. The parties will share Phase 2 development costs 75 percent Lilly and 25 percent Nektar. Nektar will have the option to participate in Phase 3 development on an indication-by-indication basis. Nektar has the opportunity to receive double-digit royalties that increase commensurate with their Phase 3 investment and product sales. Lilly will be

SCHEDULE 12.7

License Agreement_Nektar_Eli Lilly_July 2017

responsible for all costs of global commercialization. Nektar will have an option to co-promote in the U.S. under certain conditions.

“We are very pleased to enter into this collaboration with Lilly as they have strong expertise in immunology and a successful track record in bringing novel therapies to market,” said Howard W. Robin, Nektar’s President and Chief Executive Officer. “Importantly, this agreement enables the broad development of NKTR-358 in multiple autoimmune conditions in order to achieve its full potential as a first-in-class resolution therapeutic.”

This transaction is subject to clearance under the Hart-Scott-Rodino Antitrust Improvements Act and other customary closing conditions. Subject to the closing of this transaction, Lilly expects to incur an acquired in-process research and development charge to earnings in 2017 of approximately $0.09 per share. The company's reported earnings per share guidance in 2017 is expected to be reduced by the amount of the charge. There will be no change to the company's non-GAAP earnings per share guidance as a result of this transaction.

About Eli Lilly and Company
Lilly is a global healthcare leader that unites caring with discovery to make life better for people around the world. We were founded more than a century ago by a man committed to creating high-quality medicines that meet real needs, and today we remain true to that mission in all our work. Across the globe, Lilly employees work to discover and bring life-changing medicines to those who need them, improve the understanding and management of disease, and give back to communities through philanthropy and volunteerism. To learn more about Lilly, please visit us at www.lilly.com and http://newsroom.lilly.com/social-channels.

About Nektar Therapeutics
Nektar Therapeutics is a research-based biopharmaceutical company whose mission is to discover and develop innovative medicines to address the unmet medical needs of patients. Our R&D pipeline of new investigational medicines includes treatments for cancer, auto-immune disease and chronic pain. We leverage Nektar's proprietary and proven chemistry platform in the discovery and design of our new therapeutic candidates. Nektar is headquartered in San Francisco, California, with additional operations in Huntsville, Alabama and Hyderabad, India. Further information about the company and its drug development programs and capabilities may be found online at http://www.nektar.com.

C-LLY

SCHEDULE 12.7

License Agreement_Nektar_Eli Lilly_July 2017

Lilly Forward-Looking Statement
This press release contains forward-looking statements (as that term is defined in the Private Securities Litigation Reform Act of 1995) about the benefits of a strategic alliance between Lilly and Nektar Therapeutics, and the potential benefits of NKTR-358, and reflects Lilly's current beliefs.  However, as with any such undertaking, there are substantial risks and uncertainties in the process of drug development and commercialization. Among other things, there can be no guarantee that Lilly will realize the expected benefits of the collaboration, or that NKTR-358 will yield commercially successful products. For a further discussion of these and other risks and uncertainties that could cause actual results to differ from Lilly's expectations, please see Lilly's most recent Forms 10-K and 10-Q filed with the U.S. Securities and Exchange Commission. Lilly undertakes no duty to update forward-looking statements.

Nektar Cautionary Note Regarding Forward-Looking Statements
This press release contains forward-looking statements which can be identified by words such as: "potential," "plan," "expect," "should," "will" and similar references to future periods. Examples of forward-looking statements include, among others, statements we make regarding: (i) the therapeutic and commercial potential of NKTR-358; (ii) development plans related to NKTR-358; and (iii) the potential of our technology and drug candidates in our research and development pipeline.  Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, anticipated events and trends, the economy and other future conditions. Our actual results may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results to differ materially from those indicated in the forward-looking statements include, among others: (i) NKTR-358 is in early-stage clinical development and the risk of failure remains high and failure can unexpectedly occur; (ii) the timing of the commencement or end of clinical trials and the availability of clinical data may be delayed or unsuccessful due to many factors; (iii) patents may not issue from our patent applications for NKTR-358, patents that have issued may not be enforceable, or additional intellectual property licenses from third parties may be required; and (iv) certain other important risks and uncertainties set forth in our Quarterly Report on Form 10-Q with the Securities and Exchange Commission on May 10, 2017. Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

###

SCHEDULE 12.7

License Agreement_Nektar_Eli Lilly_July 2017